       HARTFORD
       LIFE INSURANCE COMPANY
[LOGO] TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY
       ISSUED BY HARTFORD LIFE INSURANCE COMPANY
       SEPARATE ACCOUNT TWO (DC-II)

     This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully.

     Hartford Life Insurance Company issues the Contracts for use in
 (a) annuity purchase plans adopted according to section 403(b) of the Internal Revenue Code by public school systems and certain tax-exempt organizations described in section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and Individual Retirement Annuity plans adopted according to section 408 of the Code.

     We hold Contributions in a Separate Account that is known as Hartford Life Insurance Company Separate Account Two (DC-II) during the period before Annuity payments start and during the period after Annuity payments start.

     The Contracts may contain a General Account option. The General Account option may contain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission.

     We allocate the Contributions to the "Sub-Accounts" as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The following Sub-Accounts are available under the Contracts. Also listed is the name of the underlying Fund for each Sub-Account.

     - Hartford Advisers HLS Sub-Account which purchases shares of Class IA of Hartford Advisers HLS Fund, Inc.

     - Hartford Bond HLS Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.

     - Hartford Capital Appreciation HLS Sub-Account which purchases shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc.

     - Hartford Dividend and Growth HLS Sub-Account which purchases shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc.

     - Hartford Index HLS Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.

     - Hartford International Opportunities HLS Sub-Account which purchases shares of Class IA of Hartford International Opportunities HLS
       Fund, Inc.

     - Hartford Money Market HLS Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.

     - Hartford Mortgage Securities HLS Sub-Account which purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.

     - Hartford Stock HLS Sub-Account which purchases shares of Class IA of Hartford Stock HLS Fund, Inc.

     - Calvert Social Balanced Sub-Account which purchases shares of the Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert")

     - American Century VP Capital Appreciation Sub-Account which purchases shares of American Century Variable Portfolios Inc. American Century VP Capital Appreciation

     - Fidelity VIP II Asset Manager Sub-Account which purchases Initial Class shares of Fidelity VIP II Asset Manager Portfolio

     - Fidelity VIP II Contrafund-Registered Trademark- Sub-Account which purchases Initial Class shares of Fidelity VIP II
       Contrafund-Registered Trademark- Portfolio

     - Fidelity VIP Growth Sub-Account which purchases Initial Class shares of Fidelity VIP Growth Portfolio

     - Fidelity VIP Overseas Sub-Account which purchases Initial Class shares of Fidelity VIP Overseas Portfolio

     If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-771-3051 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract and, like this Prospectus, is filed with the Securities and Exchange Commission. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.

     The Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

     This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commissions' website
 (HTTP://WWW.SEC.GOV).

     This group variable annuity contract IS NOT:

  -  A bank deposit or obligation

  -  Federally insured

  -  Endorsed by any bank or governmental agency
 ------------------------------------------------------------------------------

 Prospectus Dated: May 1, 2000
 Statement of Additional Information Dated: May 1, 2000

                               TABLE OF CONTENTS

SECTION                                               PAGE
-------                                             --------
GLOSSARY OF SPECIAL TERMS.........................      4
FEE TABLE.........................................      6
SUMMARY...........................................      8
ACCUMULATION UNIT VALUES..........................     10
PERFORMANCE RELATED INFORMATION...................     13
HARTFORD LIFE INSURANCE COMPANY...................     14
THE SEPARATE ACCOUNT..............................     14
THE FUNDS.........................................     14
GENERAL ACCOUNT OPTION............................     17
CONTRACT CHARGES..................................     18
  Sales Charge....................................     18
  Annual Maintenance Fee..........................     18
  Is there ever a time when the Sales Charge or
   Annual Maintenance Fee do not apply?...........     19
  Mortality, Expense Risk and Administrative
   Charge.........................................     19
  Premium Taxes...................................     20
  Transfer Fee....................................     20
  Experience Rating under the Contracts...........     20
  Negotiated Charges and Fees.....................     20
  Charges of the Funds............................     20
  Plan Related Expenses...........................     20
THE CONTRACTS.....................................     20
  The Contracts Offered...........................     20
  Assignments.....................................     21
  Pricing and Crediting of Contributions..........     21
  May I make changes in the amounts of my
   Contribution?..................................     21
  May I transfer assets between the
   Sub-Accounts?..................................     21
  Dollar Cost Averaging...........................     22
  May I request a loan from my Participant
   Account?.......................................     22
  How do I know what my Participant Account is
   worth?.........................................     23
  How are the underlying Fund shares valued?......     23
DEATH BENEFITS....................................     24
  Determination of the Beneficiary................     24
  Death before the Annuity Commencement Date......     24
  Death on or after the Annuity Commencement
   Date...........................................     24
SETTLEMENT PROVISIONS.............................     24
  Can payment of the Surrender value ever be
   postponed beyond the seven-day period?.........     25
  May I Surrender once Annuity Payments have
   started?.......................................     25
  How do I elect an Annuity Commencement Date and
   Annuity payment option?........................     25
  What is the minimum amount that I may select for
   an Annuity payment?............................     26
  How are Contributions made to establish an
   Annuity Account?...............................     26
  Can a Contract be suspended by a Contract
   Owner?.........................................     26
  Annuity Payment Options.........................     26
  Systematic Withdrawal Option....................     27
  How are Variable Annuity payments determined?...     28
FEDERAL TAX CONSIDERATIONS........................     29
  A. General......................................     29
  B. Hartford and DC-II...........................     29
  C. Information Regarding Tax-Qualified
   Retirement Plans...............................     29
  D. Diversification of the Separate Account......     32
  E. Ownership of the Assets of the Separate
   Account........................................     33
  F. Contracts Owned by Non-Natural Persons.......     33
  G. Annuity Purchases by Nonresident Aliens and
   Foreign Corporations...........................     34
MORE INFORMATION..................................     34
  Can a Contract be modified?.....................     34
  Can Hartford waive any rights under a
   Contract?......................................     34
  How are the Contracts sold?.....................     35
  Who is the custodian of the Separate Account's
   assets?........................................     35
  Are there any material legal proceedings
   affecting the Separate Account?................     35
  Are you relying on any experts as to any portion
   of this Prospectus?............................     35
  How may I get additional information?...........     35
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL
   INFORMATION....................................     36

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payments.

ACCUMULATION UNIT: A unit of measure used to calculate Separate Account values before we begin to make Annuity payments to you.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Solutions, 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payments are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payments under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payments to you.

ANNUITY PERIOD: The period during which we make Annuity payments to you.

ANNUITY UNIT: A unit of measure in the Separate Account used to calculate the value of Variable Annuity payments we make to you.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

DC-II: Our Separate Account, Hartford Life Insurance Company Separate Account
Two.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets other than those allocated to our separate accounts.

HARTFORD, WE OR US: Hartford Life Insurance Company.

INDIVIDUAL RETIREMENT ANNUITY: An Annuity Contract purchased or sponsored by an Employer on behalf of its employees that provides for special tax treatment under section 408 of the Code.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any employee of an Employer electing to participate in a Contract.

PARTICIPANT ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or Contract values.

SURRENDER: Any partial or complete withdrawal of Contract values.

TAX SHELTERED ANNUITY (ALSO "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE
                      Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of premium
  payments).................................................    None
Transfer Fee................................................  $    5*
Contingent Deferred Sales Charge (as a percentage of amounts surrendered) (1)
    First through Fifth Year................................       5%
    Sixth Year..............................................       4%
    Seventh Year............................................       3%
    Eighth Year.............................................       2%
    Ninth Year..............................................       1%
    Tenth Year and thereafter...............................       0%
Annual Maintenance Fee(2)...................................  $   30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
    Mortality and Expense Risk (DC II)......................   1.250%

----------

*   Currently we do not charge the $5 Transfer Fee.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Mortality and Expense Risk Charge and Annual Maintenance Fee. See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees". We may also deduct a charge for Premium Taxes at the time of Surrender.

(1) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The amount of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. See "Contract Charges".

(2) The Annual Maintenance Fee is a single $30 charge on a Participant's Individual Account. It is deducted proportionally from the investment options in use at the time of the charge.

    The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We deduct Premium Taxes that apply.

    The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.11% annual charge.

                         Annual Fund Operating Expenses
                           as of the Fund's Year End
                        (as a percentage of net assets)

                                                                                                 TOTAL FUND
                                                                                                  OPERATING
                                                               MANAGEMENT                         EXPENSES
                                                                  FEES       OTHER EXPENSES    (INCLUDING ANY
                                                               (INCLUDING    (INCLUDING ANY    WAIVERS AND ANY
                                                              ANY WAIVERS)   REIMBURSEMENTS)   REIMBURSEMENTS)
                                                              ------------   ---------------   ---------------
American Century VP Capital Appreciation Fund (1)...........      1.00%            0.00%            1.00%
Calvert Social Balanced Portfolio (2).......................      0.70%            0.19%            0.89%
Fidelity VIP Growth Portfolio (3)...........................      0.58%            0.07%            0.65%
Fidelity VIP Overseas Portfolio (3).........................      0.73%            0.14%            0.87%
Fidelity VIP II Asset Manager Portfolio (3).................      0.53%            0.09%            0.62%
Fidelity VIP II Contrafund-Registered Trademark- Portfolio
  (3).......................................................      0.58%            0.07%            0.65%
Hartford Advisers HLS Fund..................................      0.63%            0.02%            0.65%
Hartford Bond HLS Fund......................................      0.49%            0.03%            0.52%
Hartford Capital Appreciation HLS Fund......................      0.64%            0.02%            0.66%
Hartford Dividend and Growth HLS Fund.......................      0.65%            0.03%            0.68%
Hartford Index HLS Fund.....................................      0.40%            0.03%            0.43%
Hartford International Opportunities HLS Fund...............      0.69%            0.09%            0.78%
Hartford Money Market HLS Fund..............................      0.45%            0.02%            0.47%
Hartford Mortgage Securities HLS Fund.......................      0.45%            0.03%            0.48%
Hartford Stock HLS Fund.....................................      0.46%            0.02%            0.48%

----------

(1) American Century VP Capital Appreciation Fund has a stepped fee schedule. The Management Fee is 1.00% for the first $500 million in average net assets, 0.95% for the next $500 million, and 0.90% thereafter.

(2) "Other Expenses" reflect an indirect fee. Total Fund Operating Expenses after reductions for fees paid indirectly would be 0.86%.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds, or FMR on behalf of certain funds' custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. These reductions will continue through at least December 31, 2000 pursuant to an agreement between the adviser and the funds. Without these reductions, Total Operating Fund Expenses would have been:

                                                                                          TOTAL FUND
                                                                                OTHER     OPERATING
                                                              MANAGEMENT FEE   EXPENSES    EXPENSES
                                                              --------------   --------   ----------
Fidelity VIP Growth Portfolio...............................       0.58%         0.08%       0.66%
Fidelity VIP Overseas Portfolio.............................       0.73%         0.18%       0.91%
Fidelity VIP II Asset Manager Portfolio.....................       0.53%         0.10%       0.63%
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio.................................................       0.58%         0.09%       0.67%

EXAMPLE DC-II

                                  If you surrender your Contract at            If you annuitize your Contract at the
                                  the end of the applicable time               end of the applicable time period,
                                  period, you would pay the following          you would pay the following
                                  expenses on a $1,000 investment,             expenses on a $1,000 investment,
                                  assuming a 5% annual return on               assuming a 5% annual return on
                                  assets:                                      the assets:
SUB-ACCOUNT                       1 YEAR     3 YEARS    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------    ---        ----       ----       ----        ---        ---        ----       ----
American Century VP Capital
  Appreciation..................    $75        $128       $184       $272        $23        $73        $126       $271
Calvert Social Balanced.........    $74        $125       $179       $261        $22        $70        $120       $259
Fidelity VIP Growth.............    $72        $118       $167       $236        $19        $62        $108       $234
Fidelity VIP Overseas...........    $74        $125       $178       $259        $22        $69        $119       $257
Fidelity VIP II Asset Manager...    $72        $117       $166       $232        $19        $62        $106       $231
Fidelity VIP II Contrafund-
  Registered
  Trademark.....................    $72        $118       $167       $236        $19        $62        $108       $234
Hartford Advisers HLS (1).......    $72        $117       $165       $230        $19        $61        $105       $229
Hartford Bond HLS...............    $71        $114       $161       $222        $18        $58        $101       $220
Hartford Capital Appreciation
  HLS (1).......................    $72        $117       $166       $232        $19        $62        $106       $231
Hartford Dividend and Growth
  HLS...........................    $72        $119       $169       $239        $20        $63        $110       $237
Hartford Index HLS (2)..........    $66        $ 99       $135       $164        $13        $42        $ 74       $163
Hartford International
  Opportunities HLS.............    $73        $122       $173       $249        $21        $66        $115       $248
Hartford Money Market HLS.......    $70        $113       $158       $216        $18        $57        $ 99       $215
Hartford Mortgage Securities
  HLS...........................    $70        $113       $159       $217        $18        $57        $ 99       $216
Hartford Stock HLS (1)..........    $70        $113       $158       $216        $18        $57        $ 99       $215

                                  If you do not surrender your
                                  Contract, you would pay the
                                  following expenses on a $1,000
                                  investment, assuming a 5% annual
                                  return on assets:

SUB-ACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------    ---        ---        ----       ----
American Century VP Capital
  Appreciation..................    $24        $74        $127       $272
Calvert Social Balanced.........    $23        $71        $122       $261
Fidelity VIP Growth.............    $21        $64        $109       $236
Fidelity VIP Overseas...........    $23        $70        $121       $259
Fidelity VIP II Asset Manager...    $20        $63        $108       $232
Fidelity VIP II Contrafund-
  Registered
  Trademark.....................    $21        $64        $109       $236
Hartford Advisers HLS (1).......    $20        $62        $107       $230
Hartford Bond HLS...............    $19        $60        $102       $222
Hartford Capital Appreciation
  HLS (1).......................    $20        $63        $108       $232
Hartford Dividend and Growth
  HLS...........................    $21        $65        $111       $239
Hartford Index HLS (2)..........    $14        $43        $ 75       $164
Hartford International
  Opportunities HLS.............    $22        $68        $116       $249
Hartford Money Market HLS.......    $19        $58        $100       $216
Hartford Mortgage Securities
  HLS...........................    $19        $58        $100       $217
Hartford Stock HLS (1)..........    $19        $58        $100       $216

------------

(1) We voluntarily reduce the charge for administrative undertakings in certain sub-accounts in DC-II. The reduced total charge for mortality, expense risk and administrative undertakings in these Sub-Accounts is as follows:
    Hartford Stock HLS, 1.24%; Hartford Advisers HLS, 1.20%; and Hartford Capital Appreciation HLS, 1.21%.

(2) We voluntarily limit the applicable charge for mortality, expense risk and administrative undertakings for the Hartford Index HLS Sub-Account so when combined with the expenses of the underlying Fund, the total does not exceed 1.25%.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with Employer programs allowing employee participation and special tax treatment under section 403(b) and Section 408 of the Code.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this Prospectus, be invested in selected Sub-Accounts of DC-II.

    During the Accumulation Period Participants may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?").

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    We do not deduct sales charges at the time Contributions are made to the Contract. We deduct a contingent deferred sales charge ("Sales Charge") from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                  SALES CHARGE
----------------------------                                  ------------
During the First through the Fifth Year.....................       5%
During the Sixth Year.......................................       4%
During the Seventh Year.....................................       3%
During the Eighth Year......................................       2%
During the Ninth Year.......................................       1%
Tenth Year and thereafter...................................       0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees"). The Sales Charge will never exceed 8.5% of aggregate Contributions to a Participant's Account.

    No deduction for Sales Charges will be made in certain cases. (See "Is there ever a time when the Sales Charge does not apply?").

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Accounts during the life of the Contract. This is the charge for Mortality, Expense Risk and Administrative Undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of DC-II. The Mortality, Expense Risk and Administrative Charge can be reduced (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct during the Accumulation Period and Annuity Period, as appropriate, for the payment of any Premium Taxes levied against the Contract by a state or other governmental entity. The range is generally up to 3.50%. (See "Contract Charges").

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of (1) the Participant's 65th birthday or (2) the Annuity Commencement Date. (See "Death Benefits").

PARTICIPANT ACCOUNT LOANS

    You can request a loan from your Participant Account under a Tax Sheltered Annuity. A $25 non-refundable loan processing fee will apply, except as otherwise required by statute. You may have only one outstanding loan at any time under the Contract. Loans must be at least $1,000. The amount of a loan, when added together with any other loan or loans of the Participant from all of their section 401(a) or 403(b) plans, may not exceed the lesser of (a) 50% of your Participant Account value, or (b) $50,000, reduced by the highest outstanding balance of any loan to you during the 12-month period ending on the day before the loan is made (See "May I request a loan from my Participant Account"). Your Employer's plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or may be subject to restrictions.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract. (See "Settlement Provisions.")

WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payment options, or receive a lump sum payment:

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

 - Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payment Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

 - When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

 - It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

 - This option does not involve life contingencies and does not provide any mortality guarantee.

 - Surrenders are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges.

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
HARTFORD BOND HLS SUB-ACCOUNT
(INCEPTION DATE AUGUST 25,
 1982)
Accumulation Unit value at
 beginning of period..........  $ 4.917   $ 4.604   $ 4.187   $ 4.095   $ 3.500   $ 3.689   $ 3.389   $ 3.251   $ 2.827   $ 2.641
Accumulation Unit value at end
 of period....................  $ 4.796   $ 4.917   $ 4.604   $ 4.187   $ 4.095   $ 3.500   $ 3.689   $ 3.389   $ 3.251   $ 2.827
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    3,141     1,804     1,606     1,655     1,368     1,123       992       816       732       724
HARTFORD STOCK HLS SUB-ACCOUNT
(INCEPTION DATE JUNE 29, 1982)
Accumulation Unit value at
 beginning of period..........  $18.846   $14.295   $11.017   $ 8.968   $ 6.771   $ 6.988   $ 6.188   $ 5.694   $ 4.627   $ 4.874
Accumulation Unit value at end
 of period....................  $21.649   $18.846   $14.295   $11.017   $ 8.968   $ 6.771   $ 6.988   $ 6.188   $ 5.694   $ 4.627
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............   11,207     4,483     5,082     4,885     4,413     3,885     3,181     2,517     1,885     1,467
HARTFORD MONEY MARKET HLS
  SUB-ACCOUNT
(INCEPTION DATE JUNE 29, 1982)
Accumulation Unit value at
 beginning of period..........  $ 2.947   $ 2.834   $ 2.725   $ 2.624   $ 2.512   $ 2.447   $ 2.407   $ 2.351   $ 2.245   $ 2.103
Accumulation Unit value at end
 of period....................  $ 3.061   $ 2.947   $ 2.834   $ 2.725   $ 2.624   $ 2.512   $ 2.447   $ 2.407   $ 2.351   $ 2.245
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    2,145     1,567     1,473     1,333       989       905       886       884       929       881
HARTFORD ADVISERS HLS
  SUB-ACCOUNT
(INCEPTION DATE MAY 2, 1983)
Accumulation Unit value at
 beginning of period..........  $ 6.366   $ 5.168   $ 4.201   $ 3.647   $ 2.876   $ 2.993   $ 2.700   $ 2.524   $ 2.123   $ 2.123
Accumulation Unit value at end
 of period....................  $ 7.021   $ 6.366   $ 5.168   $ 4.201   $ 3.647   $ 2.876   $ 2.993   $ 2.700   $ 2.524   $ 2.123
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............   14,450     8,737    10,299    10,505     9,212     8,279     7,023     7,323     6,220     5,565
HARTFORD CAPITAL APPRECIATION
  HLS SUB-ACCOUNT
(INCEPTION DATE APRIL 2, 1984)
Accumulation Unit value at
 beginning of period..........  $ 9.001   $ 7.896   $ 6.533   $ 5.478   $ 4.257   $ 4.204   $ 3.524   $ 3.050   $ 2.004   $ 2.278
Accumulation Unit value at end
 of period....................  $12.389   $ 9.001   $ 7.896   $ 6.533   $ 5.478   $ 4.257   $ 4.204   $ 3.524   $ 3.050   $ 2.004
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............   12,159     7,529    11,032    10,979     9,081     6,923     4,940     3,276     2,113     1,455

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

HARTFORD MORTGAGE SECURITIES
  HLS SUB-ACCOUNT
(INCEPTION DATE JANUARY 15,
 1985)
Accumulation Unit value at
 beginning of period..........  $ 2.747   $ 2.606   $ 2.421   $ 2.333   $ 2.034   $ 2.093   $ 1.993   $ 1.929   $ 1.702   $ 1.571
Accumulation Unit value at end
 of period....................  $ 2.799   $ 2.747   $ 2.606   $ 2.421   $ 2.333   $ 2.034   $ 2.093   $ 1.993   $ 1.929   $ 1.702
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    1,200       891     1,035     1,141     1,149       994       942       802       736       582
HARTFORD INDEX HLS SUB-ACCOUNT
(INCEPTION DATE JUNE 3, 1987)
Accumulation Unit value at
 beginning of period..........  $ 4.755   $ 3.745   $ 2.848   $ 2.353   $ 1.738   $ 1.735   $ 1.605   $ 1.522   $ 1.190   $ 1.255
Accumulation Unit value at end
 of period....................  $ 5.729   $ 4.755   $ 3.745   $ 2.848   $ 2.353   $ 1.738   $ 1.735   $ 1.605   $ 1.522   $ 1.190
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............   10,126     6,393     5,415     4,378     3,153     2,376     1,862     1,437       871       595
CALVERT SOCIAL BALANCED
  SUB-ACCOUNT
(INCEPTION DATE JANUARY 25,
 1989)
Accumulation Unit value at
 beginning of period..........  $ 2.750   $ 2.396   $ 2.021   $ 1.817   $ 1.417   $ 1.483   $ 1.391   $ 1.308   $ 1.138   $ 1.106
Accumulation Unit value at end
 of period....................  $ 3.052   $ 2.750   $ 2.396   $ 2.021   $ 1.817   $ 1.417   $ 1.483   $ 1.391   $ 1.308   $ 1.138
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    1,628     1,263     1,291     1,193       923       693       498       317       187        94
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS
  SUB-ACCOUNT
(INCEPTION DATE JULY 2, 1990)
Accumulation Unit value at
 beginning of period..........  $ 1.641   $ 1.469   $ 1.483   $ 1.329   $ 1.181   $ 1.220   $ 0.924   $ 0.979   $ 0.877   $ 1.000
Accumulation Unit value at end
 of period....................  $ 2.288   $ 1.641   $ 1.469   $ 1.483   $ 1.329   $ 1.181   $ 1.220   $ 0.924   $ 0.979   $ 0.877
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    6,548     4,166     5,864     5,996     4,520     3,640     1,495       553       220        52
HARTFORD DIVIDEND AND GROWTH
  HLS SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........   #2.222   $ 1.933   $ 1.490   $ 1.223   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 2.314   $ 2.222   $ 1.993   $ 1.490   $ 1.223        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    9,983     8,150     6,877     3,874       558        --        --        --        --        --
AMERICAN CENTURY VP CAPITAL
  APPRECIATION SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........  $ 0.943   $ 0.976   $ 1.021   $ 1.081   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 1.532   $ 0.943   $ 0.976   $ 1.021   $ 1.081        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    1,355     1,239     1,520     1,108       634        --        --        --        --        --

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 1999      1998      1997      1996      1995      1994      1993      1992      1991      1990
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

FIDELITY VIP OVERSEAS
  SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........  $ 1.414   $ 1.269   $ 1.152   $ 1.030   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 1.992   $ 1.414   $ 1.269   $ 1.152   $ 1.030        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    2,121     1,755     1,563       921       181        --        --        --        --        --
FIDELITY VIP II ASSET MANAGER
  SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........  $ 1.665   $ 1.466   $ 1.230   $ 1.087   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 1.828   $ 1.665   $ 1.466   $ 1.230   $ 1.087        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    2,952     2,834     2,172     1,491       312        --        --        --        --        --
FIDELITY VIP II
CONTRAFUND-REGISTERED TRADEMARK-
  SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........  $ 2.072   $ 1.613   $ 1.316   $ 1.099   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 2.543   $ 2.072   $ 1.613   $ 1.316   $ 1.099        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............    9,525     8,632     7,407     5,069     1,808        --        --        --        --        --
FIDELITY VIP GROWTH
  SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1995)
Accumulation Unit value at
 beginning of period..........  $ 2.040   $ 1.482   $ 1.215   $ 1.073   $ 1.000        --        --        --        --        --
Accumulation Unit value at end
 of period....................  $ 2.772   $ 2.040   $ 1.482   $ 1.215   $ 1.073        --        --        --        --        --
Number of Accumulation Units
 outstanding at end of period
 (in thousands)...............   11,603     8,892     7,393     5,773     2,055        --        --        --        --        --

                        PERFORMANCE RELATED INFORMATION

    DC-II Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    Hartford Advisers HLS, Hartford Bond HLS, Calvert Social Balanced, Hartford Capital Appreciation HLS, Hartford Dividend and Growth HLS, Hartford Index HLS, Hartford International Opportunities HLS, Hartford Money Market HLS, Hartford Mortgage Securities HLS, Hartford Stock HLS, American Century VP Capital Appreciation, Fidelity VIP II Asset Manager, Fidelity VIP Growth, Fidelity VIP II Contrafund-Registered Trademark-, and Fidelity VIP Overseas Sub-Accounts may include total return in advertisements or other sales material.

    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality, expense risk, and administrative undertakings and the highest Annual Maintenance Fee.

    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures are net of total fund operating expenses, the actual charge for mortality, expense risk, and administrative undertakings and do not take into account contingent deferred sales charges and the Annual Maintenance Fee. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    Hartford Bond HLS and Hartford Mortgage Securities HLS Sub-Accounts may ADVERTISE YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.

    Hartford Money Market HLS Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

RATING AGENCY                 EFFECTIVE DATE OF RATING    RATING         BASIS OF RATING
-------------                 ------------------------   --------   --------------------------
A.M. Best and                          1/1/99               A+      Financial performance
Company, Inc.
Standard & Poor's                      8/1/99              AA       Insurer financial strength
Duff & Phelps                          7/1/99              AA+      Claims paying ability
Moody's                                7/1/99              Aa3      Insurer financial strength

                              THE SEPARATE ACCOUNT

    The Separate Account ("DC-II") is where we set aside and invest assets of some of our annuity contracts, including this Contract. The assets of DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-II on December 31, 1987.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:

    - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

    - Is not subject to the liabilities arising out of any other business Hartford may conduct.

    - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

    - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

    - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

                                   THE FUNDS

    Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

    Each Hartford HLS Fund available in this Contract is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.

    Calvert Asset Management Company, Inc. serves as investment advisor and manages the fixed-income portion of the Calvert Social Balanced Portfolio. The sub-advisor to the equity portion of the Portfolio is NCM Capital
Management, Inc.

    American Century Investment Management, Inc. ("ACIM") serves as the investment advisor to the American Century VP Funds. ACIM has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

    Fidelity Management & Research Company is the investment adviser for the Fidelity VIP Funds.

    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Fund's expenses are more fully described in the accompanying Fund's prospectuses and Statements of Additional Information, which may be ordered from us. The Fund's prospectuses should be read in conjunction with this Prospectus before investing.

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    The investment goals of each of the Funds are as follows:

                               HARTFORD HLS FUNDS

  HARTFORD ADVISERS HLS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

  HARTFORD BOND HLS FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor
Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

  HARTFORD CAPITAL APPRECIATION HLS FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

  HARTFORD DIVIDEND AND GROWTH HLS FUND

    Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

  HARTFORD INDEX HLS FUND

    Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

  HARTFORD MONEY MARKET HLS FUND

    Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY AND AFFILIATES. HARTFORD INDEX HLS FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

  HARTFORD MORTGAGE SECURITIES HLS FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

  HARTFORD STOCK HLS FUND

    Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

                                  CALVERT FUND

  CALVERT SOCIAL BALANCED PORTFOLIO

    Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

                            AMERICAN CENTURY VP FUND

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP CAPITAL APPRECIATION

    Seeks capital growth over time by investing primarily in common stocks that are considered by management to have better than average prospects for appreciation.

                                 FIDELITY FUNDS

  FIDELITY VIP II ASSET MANAGER PORTFOLIO

    Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

    In addition, the fund may invest in all varieties of fixed income securities including, lower-quality debt securities maturing in more than one year. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

  FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO

    Seeks long term capital appreciation through purchase of equity securities of domestic or foreign companies whose value FMR believes is not fully recognized by the public.

  FIDELITY VIP GROWTH PORTFOLIO

    Seeks capital appreciation primarily through purchase of common stocks.

  FIDELITY VIP OVERSEAS PORTFOLIO

    Seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

    International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets.

                                   ALL FUNDS

    Hartford Advisers HLS Sub-Account was not available under Contracts issued prior to May 2, 1983. Hartford Capital Appreciation HLS Sub-Account was not available under Contracts issued prior to May 1, 1984. Hartford Mortgage Securities HLS Sub-Account was not available under Contracts issued prior to January 15, 1985. Hartford Index HLS Sub-Account was not available under Contracts issued prior to May 1,

1987. Hartford Dividend and Growth HLS Sub-Account was not available under Contracts issued prior to May 1, 1995. Funds not available prior to the issue date of a Contract may be requested in writing by the Contract Owner.

    MIXED AND SHARED FUNDING: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

    - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

    - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

    - arrange for the handling and tallying of proxies received from Contract Owners;

    - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

    - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted. During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

    ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets.

    DECLARED RATE OF INTEREST -- We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST -- We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS -- We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.

                                CONTRACT CHARGES

    SALES CHARGE: The purpose of the Sales Charge is to cover expenses relating to the sale and distribution of the Contracts, including:

    - the cost of preparing sales literature,

    - commissions and other compensation paid to distributing organizations and their sales personnel, and

    - other distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    There is no deduction for Sales Charge at the time Contributions are made to the Contract. The Sales Charge is deducted from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                  SALES CHARGE
----------------------------                                  ------------
During the First through the Fifth Year.....................       5%
During the Sixth Year.......................................       4%
During the Seventh Year.....................................       3%
During the Eighth Year......................................       2%
During the Ninth Year.......................................       1%
Tenth Year and thereafter...................................       0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees"). The Sales Charge will never exceed 8.5% of aggregate Contributions to a Participant's Account.

    When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

 - Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

 - Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    We deduct the Annual Maintenance Fee on the last business day of each Participant's Contract Year. However, if you Surrender the value of your Participant Account in full at any time before the last business day of your Participant's Contract Year, we will deduct the Annual Maintenance Fee from the proceeds of such surrender. We do not deduct the Annual Maintenance Fee during the Annuity Period under a Contract. We deduct the Annual Maintenance Fee on a pro rata basis from the value of the Sub-Accounts chosen with respect to a Participant Account.

IS THERE EVER A TIME WHEN THE SALES CHARGE OR ANNUAL MAINTENANCE FEE DO NOT
APPLY?

    We do not deduct the Sales Charge and Annual Maintenance Fee from a Surrender from Participant's Account under a Contract in the event of the
Participant's:

    - death,

    - disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

    - confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

    - separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older,

    - financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

    - in the event that a Participant Account is paid out under one of the available Annuity payment options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payment option 5 is subject to Sales Charges, if applicable).

    Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer's plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.

    No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a separate Participant directed investment account under a Code section 403(b)(7) custodial account that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states.

    MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for mortality, expense risk and administrative undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of the Separate Account.

    Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) our actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) our actual expenses, including certain administrative expenses, if greater than the deductions provided for in the Contracts because of our expense and mortality undertakings.

    There are two types of mortality risks:

    - mortality risks during the Accumulation Period

    - mortality risks during the Annuity Period

    We take a mortality risk in the Accumulation Period because we assume the mortality risk for the death benefit in event of the death of an Annuitant before commencement of Annuity payments, in periods of declining value.

    We take a mortality risk during the Annuity Period because we agree to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuitant Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. We also assume the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on our determination of expected mortality rates among all

Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from our actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, we must provide amounts from our general funds to fulfill our contractual obligations. We will bear the loss in such a situation.

    The administrative undertaking provided by Hartford assures the Contract Owner that administration will be provided throughout the entire life of the Contract.

    We may reduce the rate charged for the mortality, expense risk and administrative undertakings under the Contracts (see "Experience Rating under the Contracts"). The rate charged for the mortality, expense risk, and administrative undertakings may be periodically increased but will not exceed 2.00% per year, provided, however, that no such increase will occur unless the Commission first approves such increase.

    PREMIUM TAXES: We deduct a charge for Premium Tax, if applicable, imposed by state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    TRANSFER FEE: You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract,
(4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

    PLAN RELATED EXPENSES: We can agree with the Contract Owner to be directed to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include such amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Tax Sheltered Annuity plans adopted under section 403(b) of the Code by public school systems, certain tax-exempt organizations described in section 501(c)(3) of the Code and including employee pension plans established for employees by a state, political subdivision of a state, or an agency or instrumentality of either a state or political subdivision of a state. We can also offer the Contracts in connection with Individual Retirement Annuity plans. We issue a Contract to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

    ASSIGNMENTS: The Contract and a Participant's interest in a Contract cannot be assigned, transferred or pledged.

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two business days after we receive your properly completed application and the initial Contribution at our Administrative Office.

    If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two business days after the application is made complete. However, if an incomplete application is not made complete within five business days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.

    Subsequent Contributions properly designated for your Participant Account are priced on the Valuation Day that we receive the Contribution at our Administrative Office.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 10% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS?

    Yes, you can transfer the values of your Sub-Account allocations from one or more Sub-Accounts or the General Account option to one or more Sub-Accounts, the General Account option, or any combination thereof during the Accumulation Period. You can make these transfers and changes in allocations by:

    - written request,

    - by calling 1-800-771-3051, or

    - where available, electronically by Internet through our web site at http://retire.hartfordlife.com.

    Any transfers or changes will be effected as of the date we receive your request in good order at our Administrative Office.

    You can transfer your Participant Account values between or among the Sub-Accounts or General Account option up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    If available under your Employer's Plan, you may also transfer amounts to a Related Participant Directed Account Option. The Related Participant Directed Account Option may not be available in all states.

    Transfers of assets presently held in the General Account Option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

    Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account Option, are prohibited.

    In addition, we reserve the right to limit the maximum amount transferred or distributed from the General Account option under a Participant Account to 20% of such portion of the Participant Account held in the General Account Option in any one Participant Contract Year.

    We, or our agents and affiliates will not be responsible for losses resulting from acting upon telephone or electronic requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The procedures we follow for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape-recorded. Transfer requests initiated electronically require a personal identification number.

    IT IS YOUR RESPONSIBILITY TO VERIFY THE ACCURACY OF ALL CONFIRMATIONS OF TRANSFERS AND TO PROMPTLY ADVISE US AT OUR ADMINISTRATIVE OFFICE OF ANY INACCURACIES WITHIN 30 DAYS OF THE DATE YOU RECEIVE YOUR CONFIRMATION.

    The right to reallocate Contract values is subject to modification by us if we determine, in our sole opinion, that the exercise of that right by one or more Participants or Contract Owners is, or would be, to the disadvantage of other Participants or Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts by you at any one time. SUCH RESTRICTIONS MAY BE APPLIED IN ANY MANNER REASONABLY DESIGNED TO PREVENT ANY USE OF THE TRANSFER RIGHT WHICH WE CONSIDER TO BE TO THE DISADVANTAGE OF OTHER CONTRACT OWNERS OR PARTICIPANTS.

    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-771-3051 and giving us notice on our recorded telephone line.

    MAY I REQUEST A LOAN FROM MY PARTICIPANT ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account, subject to a single $25 non-refundable loan processing fee (except as otherwise required by statute). The loan proceeds and the loan processing fee will be deducted from the General Account on the date that the loan proceeds are disbursed. Loans from a Participant's Account may not be available in all states or may be subject to restrictions. Loans are not available to Participants under an Individual Retirement Annuity plan.

    The amount of a loan, when added together with any other loan or loans of the Participant from all of their section 401(a) or 403(b) plans, may not exceed the lesser of (a) 50% of the value of the Participant's Account, or
(b) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the 12-month period ending on the day before the loan is made. Your Employer's plan may further restrict the amount of your Participant Account available for a loan. The minimum loan amount is $1,000.

    At the beginning of each calendar quarter, we determine the rate of interest we charge on all loans taken during that quarter. The maximum rate of interest shall not exceed the published monthly average for the Moody's Corporate Bond Yield for the calendar month ending two months before the date on which we determine the rate of interest.

    You must pay back your loan according to the payment schedule set by the terms of your loan agreement. We deduct a Loan Fee from each loan payment you make. The Loan Fee is an annualized amount equal to 2% of your outstanding loan balance. We credit your net loan payments to the General Account option under your Participant Account.

    Prepayment of the outstanding loan balance is prohibited during the first 12 months following disbursement of the loan proceeds, except upon termination of employment. Thereafter, a Participant may prepay the full amount of the outstanding principal balance on the loan and any unpaid interest accrued as of the date of the payment made by the Participant. Participants may select a repayment term of one to five years (in 12-month increments) from the last business day of the first month in which the loan amount is distributed. Loan balances which remain unpaid after a specified period will be treated as a distribution from the Participant's Account which is subject to taxation (see "Federal Tax Considerations").

    Loans will have a permanent effect on the Participant's Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and subtracting
(c) where:

(a) is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

(b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

(c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement in each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-771-3051 to obtain your Participant Account value.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Prospectus of each Fund.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY -- The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

    - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or
      (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

    - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT -- If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVED NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY. DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS. UPON RECEIPT OF COMPLETE SETTLEMENT INSTRUCTIONS, WE WILL CALCULATE THE PAYABLE AMOUNT.

    If the payable amount is taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payment options under DC-II (see "Annuity payment options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payment option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, we will make the payments described below to the Beneficiary under the following Annuity payment options, subject to the specific terms of those Annuity payment options:

x  Life Annuity (Option 1)

x  Life Annuity with 120, 180 or 240 Monthly Payments Certain (Option 2)

x  Unit Refund Life Annuity (Option 3)

x  Joint and Last Survivor Life Annuity (Option 4)

x  Payments for a Designated Period (Option 5)

                             SETTLEMENT PROVISIONS

    IMPORTANT TAX INFORMATION: THERE ARE CERTAIN RESTRICTIONS ON SECTION
403(b) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION
403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS
a) ATTAINED AGE

59 1/2, b) SEPARATED FROM SERVICE, c) DIED, d) BECOME DISABLED OR e) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2). DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%. WE WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES. ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS")

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payment option. (See "Annuity payment options"). At any time in the interim, a Participant may surrender his or her Participant Account for a lump sum cash settlement in accordance with 3. below.

    2. TO PROVIDE ANNUITY PAYMENTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity payment option under the Contract. (See "Annuity payment options").

    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written surrender request for complete surrender at our Administrative Offices, less any applicable Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (see "Contract Charges").

    5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (See "The Contracts"). For a more complete description of the restrictions and limitations of this Option, See "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or
(c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Annuity payment option 5 (on a variable basis), once Annuity payments have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Annuity payment option 5 will be subject to applicable Sales Charges.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYMENT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2) and an Annuity payment option. The Annuity Commencement Date may be the first day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month or another mutually agreed upon business day.

    The contract contains five Annuity payment options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. However, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences").

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYMENT?

    The minimum Annuity payment is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payments are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payments.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?"). In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Contract Owner form applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.

ANNUITY PAYMENT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

 - Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

                                        total amount applied under the option
(a)   =                                    at the Annuity Commencement Date
          --------------------------------------------------------------------------------------------------
                                 Annuity Unit value at the Annuity Commencement Date

          number of Annuity Units represented                       number of monthly
(b)   =   by each monthly Annuity payment made          X           Annuity payments made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

 - When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

 - Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

 - Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable Sales Charges. (See "Contract Charges").

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYMENT OPTIONS FROM TIME TO TIME.

SYSTEMATIC WITHDRAWAL OPTION

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and who have a minimum Individual Account balance of $10,000 at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Account upon withdrawal. SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations".

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

    HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How is the Accumulation Unit value determined?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    The first monthly payment varies according to the Annuity payment option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payments would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payments will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    Here is an example of how a Variable Annuity is determined:

                       ILLUSTRATION OF ANNUITY PAYMENTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

 A.  Net amount applied..........................................  $139,782.50
 B.  Initial monthly income per $1,000 of payment applied........         6.13
 C.  Initial monthly payment (A x B  DIVIDED BY 1,000)...........  $    856.87
 D.  Annuity Unit Value..........................................        3.125
 E.  Number of monthly annuity units (C  DIVIDED BY D)...........      274.198
 F.  Assume annuity unit value for second month equal to.........        2.897
 G.  Second monthly payment (F X E)..............................  $    794.35
 H.  Assume annuity unit value for third month equal to..........        3.415
 I.  Third month payment (H X E).................................  $    936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B. HARTFORD AND DC-II

    DC-II is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, DC-II will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and any realized capital gains on the assets of DC-II are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. (See "How is the Accumulation Unit value determined?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by DC-II with respect to qualified or non-qualified contracts.

C. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

    Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

    We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

  1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS

    Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

  2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b)

    Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

    - after the participating employee attains age 59 1/2;

    - upon separation from service;

    - upon death or disability; or

    - in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

  3. DEFERRED COMPENSATION PLANS UNDER SECTION 457

    A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

    Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section
  457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 2000, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

    All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

    In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

    - attains age 70 1/2,

    - separates from service,

    - dies, or

    - suffers an unforeseeable financial emergency as defined in the Code.

    Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

  4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

    TRADITIONAL IRAS. Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be "rolled-over" to an IRA on a tax-deferred basis.

    SIMPLE IRAS. Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

    ROTH IRAS. Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

  5. FEDERAL TAX PENALTIES AND WITHHOLDING

    Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

    (a) PENALTY TAX ON EARLY DISTRIBUTIONS

      Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distributions that is:

    - Made on or after the date on which the employee reaches age 59 1/2;

    - Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

    - Attributable to the employee's becoming disabled (as defined in the Code);

    - Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

    - Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

    - Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

      In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:

    - Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    - Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

    - A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

      If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

    (b) MINIMUM DISTRIBUTION PENALTY TAX

      If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

      An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

    - the calendar year in which the individual attains age 70 1/2; or

    - the calendar year in which the individual retires from service with the employer sponsoring the plan.

      The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

      The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

    - the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

    - over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

      Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

      If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

      If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    (c) WITHHOLDING

      In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

      Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

    - the non-taxable portion of the distribution;

    - required minimum distributions; or

    - direct transfer distributions.

      Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

      Certain states require withholding of state taxes when federal income tax is withheld.

D. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations require, among other things, that:

    - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

    - no more than 70% is represented by any two investments,

    - no more than 80% is represented by any three investments and

    - no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

E. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

    The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

    The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

    Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

F. CONTRACTS OWNED BY NON-NATURAL PERSONS

    Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

    - certain annuities held by structured settlement companies,

    - certain annuities held by an employer with respect to a terminated qualified retirement plan and

    - certain immediate annuities.

    A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

G. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We reserve the right to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW ARE THE CONTRACTS SOLD?

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

    The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.

    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 5.0% of Contributions and 0.25% annually on Participants' Account values. Sales compensation may be reduced. Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There are no material legal proceedings pending to which the Separate Account is a party. Counsel with respect to Federal laws and regulations applicable to the issue and sale of the contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Company, P.O. Box 2999, Hartford, CT 06104-2999.

    ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?

    The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-771-3051 or your sales representative or by writing to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at http://retire.hartfordlife.com.

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                         PAGE
-------                                                       --------
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..............
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF CONTRACTS...................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

    To obtain a Statement of Additional
Information, complete the form below and mail to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford CT 06144-1583

    Please send a Statement of Additional
Information for Separate Account Two (Form
HV-2025-6) to me at the following address:

    _________________________________________
                       Name

     _________________________________________
                      Address

     _________________________________________
         City/State               Zip Code

     PRINCIPAL UNDERWRITER
     Hartford Securities Distribution Company, Inc. (HSD)
     Hartford Plaza, Hartford, CT 06115
                                                                        HARTFORD
     INSURER
     Hartford Life Insurance Company
                                                                  LIFE INSURANCE
     Executive Offices: P.O. Box 1583
     Hartford, CT 06144-1583
                                                                         COMPANY

                                                            SEPARATE ACCOUNT TWO
                                                                      PROSPECTUS
                                                     INCLUDING THE PROSPECTUS OF
                                                                       THE FUNDS

                                                           EFFECTIVE MAY 1, 2000

                                                Group Variable Annuity Contracts

                                                                          [LOGO]

      HV-2025-6

     HARTFORD LIFE INSURANCE COMPANY
     P.O. BOX 1583, HARTFORD, CT 06144-1583

                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                                PERMIT NO. 1
                                                              HARTFORD, CONN.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                         HARTFORD LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT TWO (DC II)


                   Group Variable Annuity Contracts Issued by
                         Hartford Life Insurance Company
                              With Respect to DC-II


This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life Insurance Company, P.O. Box 1583, Hartford, CT 061144-1583.

Date of Prospectus:  May 1, 2000
Date of Statement of Additional Information:  May 1, 2000









33-59541
HV-2025

                                TABLE OF CONTENTS

SECTION                                                        PAGE


DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY............

SAFEKEEPING OF ASSETS ....................................

INDEPENDENT PUBLIC ACCOUNTANTS............................

DISTRIBUTION OF CONTRACTS.................................

CALCULATION OF YIELD AND RETURN...........................

PERFORMANCE COMPARISONS...................................

FINANCIAL STATEMENTS......................................

                 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

-------------------------------------------------------------------------------
    Rating Agency               Effective     Rating Basis of Rating
                             Date of Rating
-------------------------------------------------------------------------------
A.M. Best and Company, Inc.      1/1/99         A+   Financial performance
-------------------------------------------------------------------------------
Standard & Poor's                8/1/99         AA   Insurer financial strength
-------------------------------------------------------------------------------
Duff & Phelps                    7/1/99         AA+  Claims paying ability
-------------------------------------------------------------------------------
Moody's                          7/1/99         Aa3  Insurer financial strength
-------------------------------------------------------------------------------

                              SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. These assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                            DISTRIBUTION OF CONTRACTS

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as Hartford.

The securities will be sold by salespersons of HSD who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Compensation will be paid by Hartford to registered representatives for the sale of Contracts up to a maximum of 7% on Contributions and .25% annually on Individual Participant's Account Values. Sales compensation may be reduced.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to and retained by HSD in its role as Principal Underwriter has been: 1999: $159,553,734; 1998: $4,072,980 and 1997:
$3,657,643. For the applicable time periods, HSD has retained none of these commissions.

The offering of the Separate Account contracts is continuous.

                         CALCULATION OF YIELD AND RETURN

YIELD OF A MONEY MARKET SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of a money market Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" of a hypothetical account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued dividends as declared by the underlying funds, less expense and Contract charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                    365/7
         Effective Yield = [(Base Period Return + 1)      ] - 1

HARTFORD MONEY MARKET HLS SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDING DECEMBER 31, 1999

DCII (1.25% mortality, expense risk and administrative charge)
--------------------------------------------------------------------
SUB-ACCOUNT                   YIELD      EFFECTIVE YIELD
--------------------------------------------------------------------
Hartford Money Market HLS     4.09%           4.18%
--------------------------------------------------------------------

YIELD OF SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:

                                                             6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)  - 1]

Where        A = Dividends and interest earned during the period.
             B = Expenses accrued for the period (net of reimbursements).
             C = The average daily number of units outstanding during the period that were entitled receive dividends.
             D = The maximum offering price per unit on the last day of the period.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 1999

 DCII (1.25% mortality, expense risk and administrative charge)
-------------------------------------------------------------------
                  SUB-ACCOUNTS               YIELD
-------------------------------------------------------------------
Hartford Bond HLS                            5.69%
-------------------------------------------------------------------
Hartford Mortgage Securities HLS             5.51%
-------------------------------------------------------------------

CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information", total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Standardized total return will be calculated since the inception of the Separate Account for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

The standardized average annual total return quotations for the Sub-Accounts listed were as follows:

      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1999

DCII (1.25% mortality, expense risk and administrative charge)

----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         SEPARATE    1 YEAR     5 YEAR      10-YEAR    SINCE INCEPTION
                                     ACCOUNT                                         OF SEPARATE
                                    INCEPTION                                         ACCOUNT
                                      DATE
----------------------------------------------------------------------------------------------------
Hartford Advisers HLS                 3/31/88    0.81%      17.17%      10.30%           N/A
----------------------------------------------------------------------------------------------------
Hartford Bond HLS                     3/31/88   -11.07%     3.73%        3.62%           N/A
----------------------------------------------------------------------------------------------------
Hartford Capital Appreciation         3/31/88   26.02%      21.37%      16.36%           N/A
HLS
----------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS       3/8/94   -4.20%      18.59%        N/A          15.36%
----------------------------------------------------------------------------------------------------
Hartford Index HLS                    3/31/88   10.53%      24.79%      14.06%           N/A
----------------------------------------------------------------------------------------------------
Hartford International                 7/2/90   28.22%      11.26%        N/A           6.03%
Opportunities HLS
----------------------------------------------------------------------------------------------------


                                                 -7-

----------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS      3/31/88   -7.75%      3.59%        3.27%           N/A
----------------------------------------------------------------------------------------------------
Hartford Stock HLS                    3/31/88    9.40%      24.95%      14.17%           N/A
----------------------------------------------------------------------------------------------------
Hartford Money Market HLS             3/31/88   -4.59%      1.05%        0.94%           N/A
----------------------------------------------------------------------------------------------------
Calvert Social Balanced              12/31/88    2.33%      14.34%       8.29%           N/A
----------------------------------------------------------------------------------------------------
American Century VP Capital           3/31/88   51.36%      10.15%       7.59%           N/A
Appreciation
----------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager          9/6/89    1.23%      11.79%       9.61%           N/A
----------------------------------------------------------------------------------------------------
Fidelity VIP II
Contrafund-Registered Trademark-       1/3/95   13.58%      24.14%        N/A          24.14%
----------------------------------------------------------------------------------------------------
Fidelity VIP Growth                   3/31/88   25.94%      26.04%      16.28%           N/A
----------------------------------------------------------------------------------------------------
Fidelity VIP Overseas                 3/31/88   30.81%      13.26%       7.22%           N/A
----------------------------------------------------------------------------------------------------


On March 31, 1988, DC Variable Account II was transferred to Separate Account Two and became a division thereof.

In addition to standardized total return, the Sub-Accounts may advertise non-standardized total return that pre-dates the inception date of the Separate Account. This non-standardized total return is calculated since the inception of the underlying fund by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed by the Sub-Accounts. Non-standardized total return figures are net of total fund operating expenses, the actual charge for mortality, expense risk, and administrative undertakings and do not take into account contingent deferred sales charges and the Annual Maintenance Fee. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The non-standardized annualized total return for the Sub-Accounts listed below were as follows:

NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE INCEPTION DATE OF
         THE SEPARATE ACCOUNT FOR YEAR ENDED DECEMBER 31, 1999

DCII (l.25% mortality, expense risk and administrative charge) (1)

---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          FUND      1 YEAR       5 YEAR      10-YEAR   SINCE INCEPTION
                                  INCEPTION                                           OF FUND
                                     DATE
---------------------------------------------------------------------------------------------------
Hartford Advisers HLS               3/31/83     9.27%       19.32%      12.60%          N/A
---------------------------------------------------------------------------------------------------
Hartford Bond HLS                   8/31/77    -3.23%       6.34%        6.07%          N/A
---------------------------------------------------------------------------------------------------
Hartford Capital Appreciation        4/2/84    35.81%       23.51%      18.30%          N/A
HLS
---------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS     3/8/94     4.01%       20.55%        N/A         17.56%
---------------------------------------------------------------------------------------------------


                                           -8-

---------------------------------------------------------------------------------------------------
Hartford Index HLS                   5/1/87    19.50%       26.74%      16.30%          N/A
--------------------------------------------------------------------------------------------------
Hartford International               7/2/90    38.12%       13.93%        N/A          9.00%
Opportunities HLS
---------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS     1/1/85     0.26%       6.25%        5.77%          N/A
---------------------------------------------------------------------------------------------------
Hartford Stock HLS                  8/31/77    18.31%       26.92%      16.42%          N/A
---------------------------------------------------------------------------------------------------
Hartford Money Market HLS           6/30/80     3.59%       3.98%        3.80%          N/A
---------------------------------------------------------------------------------------------------
Calvert Social Balanced            12/31/88    10.88%       16.56%      10.67%          N/A
---------------------------------------------------------------------------------------------------
American Century VP Capital        11/20/87    62.48%       12.91%      10.01%          N/A
Appreciation
---------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager        9/6/89     9.71%       14.19%      11.74%          N/A
---------------------------------------------------------------------------------------------------
Fidelity VIP II
Contrafund-Registered Trademark-     1/3/95    22.71%       26.11%        N/A         26.11%
---------------------------------------------------------------------------------------------------
Fidelity VIP Growth                 10/9/86    35.73%       28.13%      18.45%          N/A
---------------------------------------------------------------------------------------------------
Fidelity VIP Overseas               1/28/87    40.86%       15.91%      10.04%          N/A
---------------------------------------------------------------------------------------------------


(1) Where the charge for mortality, expense risk and administrative undertakings is reduced for a Contract, the above charge will be replaced by the actual charge for that Contract.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-1943. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers HLS Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account Two (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, Calvert Social Balanced Portfolio, American Century VP Advantage Fund, American Century VP Capital Appreciation Fund, Fidelity VIP Overseas Fund, Fidelity VIP II Asset Manager Fund, Fidelity VIP II Contrafund Fund and Fidelity VIP Growth
Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

___________________________________ SA-1 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                               BOND           STOCK        MONEY MARKET
                                               FUND            FUND            FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                            -----------    ------------    ------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 15,155,028
      Cost $15,395,587
      Market Value......................    $15,062,007         --             --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 33,945,549
      Cost $93,349,265
      Market Value......................        --         $242,622,010        --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 6,566,019
      Cost $6,566,019
      Market Value......................        --              --          $6,566,019
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 34,221,708
      Cost $65,147,307
      Market Value......................        --              --             --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 24,732,727
      Cost $80,938,460
      Market Value......................        --              --             --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 3,231,289
      Cost $3,417,582
      Market Value......................        --              --             --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 13,851,001
      Cost $34,212,808
      Market Value......................        --              --             --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 7,985,421
      Cost $9,989,610
      Market Value......................        --              --             --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 10,749,812
      Cost $18,435,960
      Market Value......................        --              --             --
    Calvert Social Balanced Portfolio
      Shares 2,290,301
      Cost $4,101,434
      Market Value......................        --              --             --
  Due from Hartford Life Insurance
   Company..............................           734           61,407          7,262
  Receivable from fund shares sold......        --              --             --
                                            -----------    ------------     ----------
  Total Assets..........................    15,062,741      242,683,417      6,573,281
                                            -----------    ------------     ----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................        --              --             --
  Payable for fund shares purchased.....           735           61,426          6,966
                                            -----------    ------------     ----------
  Total Liabilities.....................           735           61,426          6,966
                                            -----------    ------------     ----------
  Net Assets (variable annuity contract
   liabilities).........................    $15,062,006    $242,621,991     $6,566,315
                                            ===========    ============     ==========
Deferred annuity contracts in the
 accumulation period:
Group Sub-Accounts:
  Units owned by participants...........     3,140,832       11,207,213      2,145,214
  Unit values*..........................    $ 4.795562     $  21.648735     $ 3.060914

*Unit value amounts represent an average of individual unit values, which differ within each sub-account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

___________________________________ SA-2 ______________________________________

                                                          CAPITAL       MORTGAGE                   INTERNATIONAL    DIVIDEND
                                           ADVISERS     APPRECIATION   SECURITIES       INDEX      OPPORTUNITIES   AND GROWTH
                                             FUND           FUND          FUND          FUND           FUND           FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                         ------------   ------------   -----------   -----------   -------------   -----------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 15,155,028
      Cost $15,395,587
      Market Value......................      --            --             --            --             --             --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 33,945,549
      Cost $93,349,265
      Market Value......................      --            --             --            --             --             --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 6,566,019
      Cost $6,566,019
      Market Value......................      --            --             --            --             --             --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 34,221,708
      Cost $65,147,307
      Market Value...................... $101,459,629       --             --            --             --             --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 24,732,727
      Cost $80,938,460
      Market Value......................      --        $150,755,566       --            --             --             --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 3,231,289
      Cost $3,417,582
      Market Value......................      --            --         $3,358,899        --             --             --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 13,851,001
      Cost $34,212,808
      Market Value......................      --            --             --        $58,018,795        --             --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 7,985,421
      Cost $9,989,610
      Market Value......................      --            --             --            --         $14,980,130        --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 10,749,812
      Cost $18,435,960
      Market Value......................      --            --             --            --             --         $23,099,497
    Calvert Social Balanced Portfolio
      Shares 2,290,301
      Cost $4,101,434
      Market Value......................      --            --             --            --             --             --
  Due from Hartford Life Insurance
   Company..............................       98,692        11,901         2,379        36,427         194,453         6,604
  Receivable from fund shares sold......      --            --             --            --             --             --
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Total Assets..........................  101,558,321   150,767,467     3,361,278    58,055,222      15,174,583    23,106,101
                                         ------------   ------------   ----------    -----------    -----------    -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................      --            --             --            --             --             --
  Payable for fund shares purchased.....       98,690        11,938         2,410        38,456         194,438         6,576
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Total Liabilities.....................       98,690        11,938         2,410        38,456         194,438         6,576
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Net Assets (variable annuity contract
   liabilities)......................... $101,459,631   $150,755,529   $3,358,868    $58,016,766    $14,980,145    $23,099,525
                                         ============   ============   ==========    ===========    ===========    ===========
Deferred annuity contracts in the
 accumulation period:
Group Sub-Accounts:
  Units owned by participants...........   14,450,344    12,158,882     1,199,939    10,126,403       6,548,367     9,982,636
  Unit values*.......................... $   7.021261   $ 12.388609    $ 2.799198    $ 5.729257     $  2.287616    $ 2.313970

                                              CALVERT
                                          SOCIAL BALANCED
                                             PORTFOLIO
                                            SUB-ACCOUNT
                                          ---------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 15,155,028
      Cost $15,395,587
      Market Value......................       --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 33,945,549
      Cost $93,349,265
      Market Value......................       --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 6,566,019
      Cost $6,566,019
      Market Value......................       --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 34,221,708
      Cost $65,147,307
      Market Value......................       --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 24,732,727
      Cost $80,938,460
      Market Value......................       --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 3,231,289
      Cost $3,417,582
      Market Value......................       --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 13,851,001
      Cost $34,212,808
      Market Value......................       --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 7,985,421
      Cost $9,989,610
      Market Value......................       --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 10,749,812
      Cost $18,435,960
      Market Value......................       --
    Calvert Social Balanced Portfolio
      Shares 2,290,301
      Cost $4,101,434
      Market Value......................    $4,967,663
  Due from Hartford Life Insurance
   Company..............................         1,204
  Receivable from fund shares sold......       --
                                            ----------
  Total Assets..........................     4,968,867
                                            ----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................       --
  Payable for fund shares purchased.....           564
                                            ----------
  Total Liabilities.....................           564
                                            ----------
  Net Assets (variable annuity contract
   liabilities).........................    $4,968,303
                                            ==========
Deferred annuity contracts in the
 accumulation period:
Group Sub-Accounts:
  Units owned by participants...........     1,627,793
  Unit values*..........................    $ 3.052171

___________________________________ SA-3 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999

                                                  AMERICAN
                                                 CENTURY VP
                                            CAPITAL APPRECIATION
                                                    FUND
                                                SUB-ACCOUNT
                                            --------------------
ASSETS:
  Investments:
    American Century VP Capital
     Appreciation Fund, Inc.
      Shares 139,934
      Cost $1,575,748
      Market Value......................         $2,076,616
    Fidelity VIP Overseas Fund, Inc.
      Shares 153,914
      Cost $2,912,903
      Market Value......................          --
    Fidelity VIP II Asset Manager
     Fund, Inc.
      Shares 288,915
      Cost $4,713,414
      Market Value......................          --
    Fidelity VIP II Contrafund
     Fund, Inc.
      Shares 830,829
      Cost $14,496,214
      Market Value......................          --
    Fidelity VIP Growth Fund, Inc.
      Shares 585,635
      Cost $21,025,317
      Market Value......................          --
  Due from Hartford Life Insurance
   Company..............................              1,081
  Receivable from fund shares sold......          --
                                                 ----------
  Total Assets..........................          2,077,697
                                                 ----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................          --
  Payable for fund shares purchased.....              1,074
                                                 ----------
  Total Liabilities.....................              1,074
                                                 ----------
  Net Assets (variable annuity contract
   liabilities).........................         $2,076,623
                                                 ==========
Deferred annuity contracts in the
 accumulation period:
Group Sub-Accounts:
  Units owned by participants...........          1,355,363
  Unit values*..........................         $ 1.532151

*Unit value amounts represent an average of individual unit values, which differ within each sub-account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

___________________________________ SA-4 ______________________________________

                                          FIDELITY       FIDELITY       FIDELITY      FIDELITY
                                             VIP          VIP II         VIP II          VIP
                                          OVERSEAS     ASSET MANAGER   CONTRAFUND      GROWTH
                                            FUND           FUND           FUND          FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -------------   -----------   -----------
ASSETS:
  Investments:
    American Century VP Capital
     Appreciation Fund, Inc.
      Shares 139,934
      Cost $1,575,748
      Market Value......................     --            --              --            --
    Fidelity VIP Overseas Fund, Inc.
      Shares 153,914
      Cost $2,912,903
      Market Value...................... $4,223,395        --              --            --
    Fidelity VIP II Asset Manager
     Fund, Inc.
      Shares 288,915
      Cost $4,713,414
      Market Value......................     --         $5,394,049         --            --
    Fidelity VIP II Contrafund
     Fund, Inc.
      Shares 830,829
      Cost $14,496,214
      Market Value......................     --            --          $24,218,673       --
    Fidelity VIP Growth Fund, Inc.
      Shares 585,635
      Cost $21,025,317
      Market Value......................     --            --              --        $32,168,933
  Due from Hartford Life Insurance
   Company..............................      2,418          1,694          8,310         17,140
  Receivable from fund shares sold......     --            --              --            --
                                         ----------     ----------     -----------   -----------
  Total Assets..........................  4,225,813      5,395,743     24,226,983     32,186,073
                                         ----------     ----------     -----------   -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................     --            --              --            --
  Payable for fund shares purchased.....      2,466          1,250          8,330         17,144
                                         ----------     ----------     -----------   -----------
  Total Liabilities.....................      2,466          1,250          8,330         17,144
                                         ----------     ----------     -----------   -----------
  Net Assets (variable annuity contract
   liabilities)......................... $4,223,347     $5,394,493     $24,218,653   $32,168,929
                                         ==========     ==========     ===========   ===========
Deferred annuity contracts in the
 accumulation period:
Group Sub-Accounts:
  Units owned by participants...........  2,120,519      2,951,785      9,524,933     11,602,886
  Unit values*.......................... $ 1.991553     $ 1.827536     $ 2.542659    $  2.772494


___________________________________ SA-5 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                BOND           STOCK       MONEY MARKET
                                FUND           FUND            FUND
                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                             -----------    -----------    ------------
INVESTMENT INCOME:
  Dividends..............    $   829,146    $ 1,666,475      $303,879
EXPENSES:
  Mortality and expense
   undertakings..........       (169,945)    (2,300,122)      (68,630)
                             -----------    -----------      --------
    Net investment income
     (loss)..............        659,201       (633,647)      235,249
                             -----------    -----------      --------
CAPITAL GAINS INCOME.....        114,981     18,026,889           161
                             -----------    -----------      --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss)
   gain on security
   transactions..........        (19,976)     2,484,575        --
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................     (1,257,359)    18,838,148        --
                             -----------    -----------      --------
    Net (loss) gain on
     investments.........     (1,277,335)    21,322,723        --
                             -----------    -----------      --------
    Net (decrease)
     increase in net
     assets resulting
     from operations.....    $  (503,153)   $38,715,965      $235,410
                             ===========    ===========      ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

___________________________________ SA-6 ______________________________________

                                          CAPITAL       MORTGAGE                   INTERNATIONAL    DIVIDEND
                           ADVISERS     APPRECIATION   SECURITIES       INDEX      OPPORTUNITIES   AND GROWTH      CALVERT SOCIAL
                             FUND           FUND          FUND          FUND           FUND           FUND       BALANCED PORTFOLIO
                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                          -----------   ------------   -----------   -----------   -------------   -----------   ------------------
INVESTMENT INCOME:
  Dividends.............. $ 2,124,562   $   453,558     $ 187,585    $  543,832     $  138,993      $ 371,026         $107,208
EXPENSES:
  Mortality and expense
   undertakings..........  (1,019,523)   (1,238,342)      (37,929)     (379,540)      (121,371)      (265,879)         (56,336)
                          -----------   -----------     ---------    ----------     ----------      ---------         --------
    Net investment income
     (loss)..............   1,105,039      (784,784)      149,656       164,292         17,622        105,147           50,872
                          -----------   -----------     ---------    ----------     ----------      ---------         --------
CAPITAL GAINS INCOME.....   7,575,377     7,303,697        --           756,329        --             871,549          367,294
                          -----------   -----------     ---------    ----------     ----------      ---------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss)
   gain on security
   transactions..........      32,508       384,490           209        55,113         71,485         56,924           14,784
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................       8,461    33,047,538      (137,396)    8,186,922      3,936,105       (108,988)          60,504
                          -----------   -----------     ---------    ----------     ----------      ---------         --------
    Net (loss) gain on
     investments.........      40,969    33,432,028      (137,187)    8,242,035      4,007,590        (52,064)          75,288
                          -----------   -----------     ---------    ----------     ----------      ---------         --------
    Net (decrease)
     increase in net
     assets resulting
     from operations..... $ 8,721,385   $39,950,941     $  12,469    $9,162,656     $4,025,212      $ 924,632         $493,454
                          ===========   ===========     =========    ==========     ==========      =========         ========

___________________________________ SA-7 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                              AMERICAN
                              AMERICAN       CENTURY VP
                             CENTURY VP       CAPITAL
                              ADVANTAGE     APPRECIATION
                                FUND            FUND
                             SUB-ACCOUNT    SUB-ACCOUNT
                             -----------    ------------
INVESTMENT INCOME:
  Dividends..............     $ 10,047        $ --
EXPENSES:
  Mortality and expense
   undertakings..........       (3,958)        (16,810)
                              --------        --------
    Net investment income
     (loss)..............        6,089         (16,810)
                              --------        --------
CAPITAL GAINS INCOME.....       23,850          --
                              --------        --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   security
   transactions..........       38,985           3,131
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................      (33,239)        784,514
                              --------        --------
    Net gain on
     investments.........        5,746         787,645
                              --------        --------
    Net increase in net
     assets resulting
     from operations.....     $ 35,685        $770,835
                              ========        ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

___________________________________ SA-8 ______________________________________

                           FIDELITY       FIDELITY       FIDELITY      FIDELITY
                              VIP          VIP II         VIP II          VIP
                           OVERSEAS     ASSET MANAGER   CONTRAFUND      GROWTH
                             FUND           FUND           FUND          FUND
                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                          -----------   -------------   -----------   -----------
INVESTMENT INCOME:
  Dividends.............. $   38,923      $156,695      $   89,227    $   34,374
EXPENSES:
  Mortality and expense
   undertakings..........    (35,894)      (61,474)       (248,651)     (295,423)
                          ----------      --------      ----------    ----------
    Net investment income
     (loss)..............      3,029        95,221        (159,424)     (261,049)
                          ----------      --------      ----------    ----------
CAPITAL GAINS INCOME.....     62,779       198,480         654,328     2,161,295
                          ----------      --------      ----------    ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   security
   transactions..........     10,866         4,859          31,812        10,578
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................  1,091,582       177,917       3,847,668     5,999,319
                          ----------      --------      ----------    ----------
    Net gain on
     investments.........  1,102,448       182,776       3,879,480     6,009,897
                          ----------      --------      ----------    ----------
    Net increase in net
     assets resulting
     from operations..... $1,168,256      $476,477      $4,374,384    $7,910,143
                          ==========      ========      ==========    ==========

___________________________________ SA-9 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                               BOND           STOCK        MONEY MARKET
                                               FUND            FUND            FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                            -----------    ------------    ------------
OPERATIONS:
  Net investment income (loss)..........    $   659,201    $   (633,647)    $  235,249
  Capital gains income..................        114,981      18,026,889            161
  Net realized (loss) gain on security
   transactions.........................        (19,976)      2,484,575        --
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (1,257,359)     18,838,148        --
                                            -----------    ------------     ----------
  Net (decrease) increase in net assets
   resulting from operations............       (503,153)     38,715,965        235,410
                                            -----------    ------------     ----------
UNIT TRANSACTIONS:
  Purchases.............................        877,749       7,131,167        523,946
  Net transfers.........................       (881,035)      1,039,770       (237,078)
  Surrenders for benefit payments and
   fees.................................     (1,214,915)    (14,377,881)      (535,282)
  Net annuity transactions..............       (154,673)     (1,808,549)        58,994
                                            -----------    ------------     ----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....     (1,372,874)     (8,015,493)      (189,420)
                                            -----------    ------------     ----------
  Net (decrease) increase in net
   assets...............................     (1,876,027)     30,700,472         45,990
NET ASSETS:
  Beginning of period...................     16,938,033     211,921,519      6,520,325
                                            -----------    ------------     ----------
  End of period.........................    $15,062,006    $242,621,991     $6,566,315
                                            ===========    ============     ==========

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                               BOND           STOCK        MONEY MARKET
                                               FUND            FUND            FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                            -----------    ------------    ------------
OPERATIONS:
  Net investment income (loss)..........    $   643,021    $   (320,715)   $   222,574
  Capital gains income..................        --            5,882,426        --
  Net realized gain (loss) on security
   transactions.........................         62,787       8,889,332        --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................        361,946      37,635,810        --
                                            -----------    ------------    -----------
  Net increase in net assets resulting
   from operations......................      1,067,754      52,086,853        222,574
                                            -----------    ------------    -----------
UNIT TRANSACTIONS:
  Purchases.............................        912,679       6,592,898        495,356
  Net transfers.........................      1,735,405         242,331      1,098,990
  Surrenders for benefit payments and
   fees.................................     (1,328,850)    (11,790,542)    (1,154,260)
  Net annuity transactions..............        118,114      (1,031,092)       (75,788)
                                            -----------    ------------    -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      1,437,348      (5,986,405)       364,298
                                            -----------    ------------    -----------
  Net increase in net assets............      2,505,102      46,100,448        586,872
NET ASSETS:
  Beginning of period...................     14,432,931     165,821,071      5,933,453
                                            -----------    ------------    -----------
  End of period.........................    $16,938,033    $211,921,519    $ 6,520,325
                                            ===========    ============    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

__________________________________ SA-10 ______________________________________

                                                          CAPITAL       MORTGAGE                   INTERNATIONAL    DIVIDEND
                                           ADVISERS     APPRECIATION   SECURITIES       INDEX      OPPORTUNITIES   AND GROWTH
                                             FUND           FUND          FUND          FUND           FUND           FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                         ------------   ------------   -----------   -----------   -------------   -----------
OPERATIONS:
  Net investment income (loss).......... $  1,105,039   $   (784,784)  $  149,656    $   164,292    $    17,622    $   105,147
  Capital gains income..................    7,575,377      7,303,697       --            756,329        --             871,549
  Net realized (loss) gain on security
   transactions.........................       32,508        384,490          209         55,113         71,485         56,924
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................        8,461     33,047,538     (137,396)     8,186,922      3,936,105       (108,988)
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Net (decrease) increase in net assets
   resulting from operations............    8,721,385     39,950,941       12,469      9,162,656      4,025,212        924,632
                                         ------------   ------------   ----------    -----------    -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................    5,766,833      8,678,190      256,864      4,686,636      1,026,238      2,788,276
  Net transfers.........................    1,085,736     (2,258,982)    (207,674)     3,228,930        220,580       (960,677)
  Surrenders for benefit payments and
   fees.................................   (6,055,967)    (7,267,595)    (177,925)    (2,277,171)      (519,616)    (1,772,801)
  Net annuity transactions..............      658,379       (211,724)        (276)       257,961        (38,926)        20,963
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....    1,454,981     (1,060,111)    (129,011)     5,896,356        688,276         75,761
                                         ------------   ------------   ----------    -----------    -----------    -----------
  Net (decrease) increase in net
   assets...............................   10,176,366     38,890,830     (116,542)    15,059,012      4,713,488      1,000,393
NET ASSETS:
  Beginning of period...................   91,283,265    111,864,699    3,475,410     42,957,754     10,266,657     22,099,132
                                         ------------   ------------   ----------    -----------    -----------    -----------
  End of period......................... $101,459,631   $150,755,529   $3,358,868    $58,016,766    $14,980,145    $23,099,525
                                         ============   ============   ==========    ===========    ===========    ===========


                                            CALVERT SOCIAL
                                          BALANCED PORTFOLIO
                                             SUB-ACCOUNT
                                          ------------------
OPERATIONS:
  Net investment income (loss)..........      $   50,872
  Capital gains income..................         367,294
  Net realized (loss) gain on security
   transactions.........................          14,784
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................          60,504
                                              ----------
  Net (decrease) increase in net assets
   resulting from operations............         493,454
                                              ----------
UNIT TRANSACTIONS:
  Purchases.............................         434,582
  Net transfers.........................        (224,945)
  Surrenders for benefit payments and
   fees.................................        (153,765)
  Net annuity transactions..............         175,629
                                              ----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....         231,501
                                              ----------
  Net (decrease) increase in net
   assets...............................         724,955
NET ASSETS:
  Beginning of period...................       4,243,348
                                              ----------
  End of period.........................      $4,968,303
                                              ==========

                                                         CAPITAL       MORTGAGE                   INTERNATIONAL    DIVIDEND
                                          ADVISERS     APPRECIATION   SECURITIES       INDEX      OPPORTUNITIES   AND GROWTH
                                            FUND           FUND          FUND          FUND           FUND           FUND
                                         SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                         -----------   ------------   -----------   -----------   -------------   -----------
OPERATIONS:
  Net investment income (loss).......... $   929,613   $   (507,599)  $  179,661    $    73,444    $    22,163    $   118,445
  Capital gains income..................   2,448,343      6,467,014       --            703,652        644,678        554,310
  Net realized gain (loss) on security
   transactions.........................   1,582,801      3,648,830       14,296         35,759         55,547        (33,442)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................  11,671,877      4,206,625      (10,512)     7,410,073        384,781      1,893,095
                                         -----------   ------------   ----------    -----------    -----------    -----------
  Net increase in net assets resulting
   from operations......................  16,632,634     13,814,870      183,445      8,222,928      1,107,169      2,532,408
                                         -----------   ------------   ----------    -----------    -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................   5,710,527     10,043,845      290,758      3,542,564      1,295,646      2,740,504
  Net transfers.........................   4,672,171     (4,177,559)    (134,090)     7,709,937       (908,131)     3,854,598
  Surrenders for benefit payments and
   fees.................................  (4,297,456)    (6,489,893)    (324,882)    (2,057,610)      (917,114)    (1,314,938)
  Net annuity transactions..............   1,069,101        (70,995)      18,035        560,037        (60,468)       110,854
                                         -----------   ------------   ----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....   7,154,343       (694,602)    (150,179)     9,754,928       (590,067)     5,391,018
                                         -----------   ------------   ----------    -----------    -----------    -----------
  Net increase in net assets............  23,786,977     13,120,268       33,266     17,977,856        517,102      7,923,426
NET ASSETS:
  Beginning of period...................  67,496,288     98,744,431    3,442,144     24,979,898      9,749,555     14,175,706
                                         -----------   ------------   ----------    -----------    -----------    -----------
  End of period......................... $91,283,265   $111,864,699   $3,475,410    $42,957,754    $10,266,657    $22,099,132
                                         ===========   ============   ==========    ===========    ===========    ===========


                                            CALVERT SOCIAL
                                          BALANCED PORTFOLIO
                                             SUB-ACCOUNT
                                          ------------------
OPERATIONS:
  Net investment income (loss)..........      $   49,286
  Capital gains income..................         211,876
  Net realized gain (loss) on security
   transactions.........................          23,262
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................         239,801
                                              ----------
  Net increase in net assets resulting
   from operations......................         524,225
                                              ----------
UNIT TRANSACTIONS:
  Purchases.............................         495,534
  Net transfers.........................          26,347
  Surrenders for benefit payments and
   fees.................................        (187,099)
  Net annuity transactions..............          20,431
                                              ----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....         355,213
                                              ----------
  Net increase in net assets............         879,438
NET ASSETS:
  Beginning of period...................       3,363,910
                                              ----------
  End of period.........................      $4,243,348
                                              ==========

__________________________________ SA-11 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                       AMERICAN
                                                       AMERICAN       CENTURY VP
                                                      CENTURY VP       CAPITAL
                                                       ADVANTAGE     APPRECIATION
                                                         FUND            FUND
                                                      SUB-ACCOUNT    SUB-ACCOUNT
                                                      -----------    ------------
OPERATIONS:
  Net investment income (loss)....................     $   6,089      $  (16,810)
  Capital gains income............................        23,850         --
  Net realized gain on security transactions......        38,985           3,131
  Net unrealized (depreciation) appreciation of
   investments during the period..................       (33,239)        784,514
                                                       ---------      ----------
  Net increase in net assets resulting from
   operations.....................................        35,685         770,835
                                                       ---------      ----------
UNIT TRANSACTIONS:
  Purchases.......................................        58,593         254,542
  Net transfers...................................      (378,748)        (19,911)
  Surrenders for benefit payments and fees........       (41,476)       (102,225)
  Net annuity transactions........................       (11,186)           (550)
                                                       ---------      ----------
  Net (decrease) increase in net assets resulting
   from unit transactions.........................      (372,817)        131,856
                                                       ---------      ----------
  Net (decrease) increase in net assets...........      (337,132)        902,691
NET ASSETS:
  Beginning of period.............................       337,132       1,173,932
                                                       ---------      ----------
  End of period...................................     $  --          $2,076,623
                                                       =========      ==========

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                       AMERICAN
                                                       AMERICAN       CENTURY VP
                                                      CENTURY VP       CAPITAL
                                                       ADVANTAGE     APPRECIATION
                                                         FUND            FUND
                                                      SUB-ACCOUNT    SUB-ACCOUNT
                                                      -----------    ------------
OPERATIONS:
  Net investment income (loss)....................     $  2,371       $  (14,526)
  Capital gains income............................       22,200           63,395
  Net realized gain (loss) on security
   transactions...................................        1,198          (16,383)
  Net unrealized appreciation (depreciation) of
   investments during the period..................       17,601          (61,793)
                                                       --------       ----------
  Net increase (decrease) in net assets resulting
   from operations................................       43,370          (29,307)
                                                       --------       ----------
UNIT TRANSACTIONS:
  Purchases.......................................       60,545          294,260
  Net transfers...................................       13,214         (521,383)
  Surrenders for benefit payments and fees........      (27,765)         (58,707)
  Net annuity transactions........................         (768)            (486)
                                                       --------       ----------
  Net increase (decrease) in net assets resulting
   from unit transactions.........................       45,226         (286,316)
                                                       --------       ----------
  Net increase (decrease) in net assets...........       88,596         (315,623)
NET ASSETS:
  Beginning of period.............................      248,536        1,489,555
                                                       --------       ----------
  End of period...................................     $337,132       $1,173,932
                                                       ========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

__________________________________ SA-12 ______________________________________

                                                    FIDELITY       FIDELITY       FIDELITY      FIDELITY
                                                       VIP          VIP II         VIP II          VIP
                                                    OVERSEAS     ASSET MANAGER   CONTRAFUND      GROWTH
                                                      FUND           FUND           FUND          FUND
                                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                                   -----------   -------------   -----------   -----------
OPERATIONS:
  Net investment income (loss).................... $    3,029     $   95,221     $  (159,424)  $  (261,049)
  Capital gains income............................     62,779        198,480         654,328     2,161,295
  Net realized gain on security transactions......     10,866          4,859          31,812        10,578
  Net unrealized (depreciation) appreciation of
   investments during the period..................  1,091,582        177,917       3,847,668     5,999,319
                                                   ----------     ----------     -----------   -----------
  Net increase in net assets resulting from
   operations.....................................  1,168,256        476,477       4,374,384     7,910,143
                                                   ----------     ----------     -----------   -----------
UNIT TRANSACTIONS:
  Purchases.......................................    387,081        598,974       2,302,231     2,449,392
  Net transfers...................................    443,568         42,815         825,702     4,848,698
  Surrenders for benefit payments and fees........   (256,167)      (443,450)     (1,166,185)   (1,212,305)
  Net annuity transactions........................     --            --                  (43)       11,853
                                                   ----------     ----------     -----------   -----------
  Net (decrease) increase in net assets resulting
   from unit transactions.........................    574,482        198,339       1,961,705     6,097,638
                                                   ----------     ----------     -----------   -----------
  Net (decrease) increase in net assets...........  1,742,738        674,816       6,336,089    14,007,781
NET ASSETS:
  Beginning of period.............................  2,480,609      4,719,677      17,882,564    18,161,148
                                                   ----------     ----------     -----------   -----------
  End of period................................... $4,223,347     $5,394,493     $24,218,653   $32,168,929
                                                   ==========     ==========     ===========   ===========

                                                    FIDELITY       FIDELITY       FIDELITY      FIDELITY
                                                       VIP          VIP II         VIP II          VIP
                                                    OVERSEAS     ASSET MANAGER   CONTRAFUND      GROWTH
                                                      FUND           FUND           FUND          FUND
                                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                                   -----------   -------------   -----------   -----------
OPERATIONS:
  Net investment income (loss).................... $   10,125     $   54,671     $   (92,518)  $  (113,377)
  Capital gains income............................    112,345        313,180         618,218     1,488,257
  Net realized gain (loss) on security
   transactions...................................        956           (275)         12,359        13,141
  Net unrealized appreciation (depreciation) of
   investments during the period..................     96,646        146,330       3,177,338     3,253,190
                                                   ----------     ----------     -----------   -----------
  Net increase (decrease) in net assets resulting
   from operations................................    220,072        513,906       3,715,397     4,641,211
                                                   ----------     ----------     -----------   -----------
UNIT TRANSACTIONS:
  Purchases.......................................    377,694        629,178       2,095,903     1,855,983
  Net transfers...................................     96,385        731,434         816,733     1,278,624
  Surrenders for benefit payments and fees........   (196,825)      (338,204)       (696,448)     (573,796)
  Net annuity transactions........................     --            --                  (34)         (166)
                                                   ----------     ----------     -----------   -----------
  Net increase (decrease) in net assets resulting
   from unit transactions.........................    277,254      1,022,408       2,216,154     2,560,645
                                                   ----------     ----------     -----------   -----------
  Net increase (decrease) in net assets...........    497,326      1,536,314       5,931,551     7,201,856
NET ASSETS:
  Beginning of period.............................  1,983,283      3,183,363      11,951,013    10,959,292
                                                   ----------     ----------     -----------   -----------
  End of period................................... $2,480,609     $4,719,677     $17,882,564   $18,161,148
                                                   ==========     ==========     ===========   ===========

__________________________________ SA-13 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  DEDUCTIONS AND CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGES--The Company will make deductions at a maximum annual rate of 1.25% of the contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 3.50% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. These expenses are included in surrenders for benefit payments and fees in the accompaying statements of changes in net assets.

__________________________________ SA-14 ______________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To Hartford Life Insurance Company:

We have audited the accompanying Consolidated Balance Sheets of Hartford Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the related Consolidated Statements of Income, Changes in Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. These Consolidated Financial Statements and the schedules referred to below are the responsibility of Hartford Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Consolidated Financial Statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed in the Index to Consolidated Financial Statements and Schedules are presented for the purpose of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

Hartford, Connecticut
January 31, 2000                                             ARTHUR ANDERSEN LLP

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
----------------------------------------------------------------------------------------------
                                                               1999         1998         1997
----------------------------------------------------------------------------------------------
                                                                       (in millions)
REVENUES
  Premiums and other considerations                           $2,045       $2,218       $1,637
  Net investment income                                        1,359        1,759        1,368
  Net realized capital gains (losses)                             (4)          (2)           4
----------------------------------------------------------------------------------------------
                                              TOTAL REVENUES   3,400        3,975        3,009
----------------------------------------------------------------------------------------------
BENEFITS, CLAIMS AND EXPENSES
  Benefits, claims and claim adjustment expenses               1,574        1,911        1,379
  Amortization of deferred policy acquisition costs              539          431          335
  Dividends to policyholders                                     104          329          240
  Other expenses                                                 631          766          586
----------------------------------------------------------------------------------------------
                         TOTAL BENEFITS, CLAIMS AND EXPENSES   2,848        3,437        2,540
----------------------------------------------------------------------------------------------
  Income before income tax expense                               552          538          469
  Income tax expense                                             191          188          167
----------------------------------------------------------------------------------------------
                                                  NET INCOME  $  361       $  350       $  302
----------------------------------------------------------------------------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                     AS OF DECEMBER 31,
------------------------------------------------------------------------------------------

                                                                     1999           1998
------------------------------------------------------------------------------------------
                                                                    (in millions, except
                                                                       for share data)
ASSETS
  Investments
  Fixed maturities, available for sale, at fair value
   (amortized cost of $13,923 and $14,505)                         $ 13,499       $ 14,818
  Equity securities, at fair value                                       56             31
  Policy loans, at outstanding balance                                4,187          6,684
  Other investments                                                     342            264
------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS         18,084         21,797
------------------------------------------------------------------------------------------
  Cash                                                                   55             17
  Premiums receivable and agents' balances                               29             17
  Reinsurance recoverables                                            1,274          1,257
  Deferred policy acquisition costs                                   4,013          3,754
  Deferred income tax                                                   459            464
  Other assets                                                          654            695
  Separate account assets                                           110,397         90,262
------------------------------------------------------------------------------------------
                                                TOTAL ASSETS       $134,965       $118,263
------------------------------------------------------------------------------------------
LIABILITIES
  Future policy benefits                                           $  4,332       $  3,595
  Other policyholder funds                                           16,004         19,615
  Other liabilities                                                   1,613          2,094
  Separate account liabilities                                      110,397         90,262
------------------------------------------------------------------------------------------
                                           TOTAL LIABILITIES        132,346        115,566
------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
  Common stock -- 1,000 shares authorized, issued and
   outstanding, par value $5,690                                          6              6
  Capital surplus                                                     1,045          1,045
  Accumulated other comprehensive income (loss)
    Net unrealized capital gains (losses) on securities, net
     of tax                                                            (255)           184
------------------------------------------------------------------------------------------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)           (255)           184
------------------------------------------------------------------------------------------
  Retained earnings                                                   1,823          1,462
------------------------------------------------------------------------------------------
                                  TOTAL STOCKHOLDER'S EQUITY          2,619          2,697
------------------------------------------------------------------------------------------
                  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY       $134,965       $118,263
------------------------------------------------------------------------------------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                               Accumulated Other
                                                                 Comprehensive
                                                                 Income (Loss)
                                                               -----------------
                                                               Net Unrealized
                                                               Capital Gains
                                                               (Losses) on                        Total
                                            Common   Capital   Securities,         Retained     Stockholder's
                                            Stock    Surplus   Net of Tax          Earnings      Equity
-------------------------------------------------------------------------------------------------------------
                                                                     (in millions)
1999
Balance, December 31, 1998                    $6     $1,045          $ 184           $1,462        $2,697
Comprehensive income
  Net income                                  --         --             --              361           361
Other comprehensive income (loss), net of
 tax (1):
  Changes in net unrealized capital gains
   (losses) on securities (2)                 --         --           (439)              --          (439)
Total other comprehensive income (loss)                                                              (439)
  Total comprehensive income (loss)                                                                   (78)
-------------------------------------------------------------------------------------------------------------
                BALANCE, DECEMBER 31, 1999    $6     $1,045          $(255)          $1,823        $2,619
-------------------------------------------------------------------------------------------------------------
1998
Balance, December 31, 1997                    $6     $1,045          $ 179           $1,113        $2,343
Comprehensive income
  Net income                                  --         --             --              350           350
Other comprehensive income, net of tax
 (1):
  Changes in net unrealized capital gains
   on securities (2)                          --         --              5               --             5
Total other comprehensive income                                                                        5
  Total comprehensive income                                                                          355
Dividends                                                                                (1)           (1)
-------------------------------------------------------------------------------------------------------------
                BALANCE, DECEMBER 31, 1998    $6     $1,045          $ 184           $1,462        $2,697
-------------------------------------------------------------------------------------------------------------
1997
Balance, December 31, 1996                    $6     $1,045          $  30           $  811        $1,892
Comprehensive income
  Net income                                  --         --             --              302           302
Other comprehensive income, net of tax
 (1):
  Changes in net unrealized capital gains
   on securities (2)                          --         --            149               --           149
Total other comprehensive income                                                                      149
  Total comprehensive income                                                                          451
-------------------------------------------------------------------------------------------------------------
                BALANCE, DECEMBER 31, 1997    $6     $1,045          $ 179           $1,113        $2,343
-------------------------------------------------------------------------------------------------------------

(1) Net unrealized capital gain (loss) on securities is reflected net of tax of $(236), $3 and $80, for the years ended December 31, 1999, 1998 and 1997, respectively.

(2) Net of reclassification adjustment for after-tax gains (losses) realized in net income of $(2), $(1) and $2 for the years ended December 31, 1999, 1998 and 1997, respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
--------------------------------------------------------------------------------------------
                                                                1999       1998       1997
--------------------------------------------------------------------------------------------
                                                                      (in millions)
OPERATING ACTIVITIES
  Net income                                                  $   361    $   350    $   302
  Adjustments to reconcile net income to net cash provided
   by operating activities
  Depreciation and amortization                                   (18)       (23)         8
  Net realized capital losses (gains)                               4          2         (4)
  Loss due to commutation of reinsurance                           16         --         --
  (Increase) decrease in premiums receivable and agents'
   balances                                                       (18)         1        119
  (Decrease) increase in other liabilities                       (263)       (79)       223
  Change in receivables, payables, and accruals                   125         83        107
  (Decrease) increase in accrued taxes                           (163)        60        126
  Decrease (increase) in deferred income tax                      241       (118)        40
  Increase in deferred policy acquisition costs                  (358)      (439)      (555)
  Increase in future policy benefits                              797        536        585
  Increase in reinsurance recoverables                           (318)      (101)       (31)
  Other, net                                                      (81)        99         52
--------------------------------------------------------------------------------------------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      325        371        972
--------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Purchases of investments                                     (5,753)    (6,061)    (6,869)
  Sales of investments                                          6,383      4,901      4,256
  Maturity of investments                                       1,818      1,761      2,329
  Purchases of affiliates and other                               (25)        --         --
--------------------------------------------------------------------------------------------
        NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES    2,423        601       (284)
--------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Net disbursements for investment and universal life-type
   contracts charged against policyholder accounts             (2,710)    (1,009)      (677)
--------------------------------------------------------------------------------------------
    Net cash used for financing activities                     (2,710)    (1,009)      (677)
--------------------------------------------------------------------------------------------
  Net increase (decrease) in cash                                  38        (37)        11
  Cash -- beginning of year                                        17         54         43
--------------------------------------------------------------------------------------------
  Cash -- end of year                                         $    55    $    17    $    54
--------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Flow Information:
  Net Cash Paid During the Year for:
  Income taxes                                                $   111    $   263    $     9
Noncash Investing Activities:
  In 1999, the Company's parent, Hartford Life and Accident Insurance Company, recaptured an in force block of individual life insurance previously ceded to the Company. This commutation resulted in a reduction in the Company's assets of $666, consisting of $556 of invested assets, $99 of deferred policy acquisition costs and $11 of other assets.
   Liabilities decreased $650, consisting of $543 of other policyholder funds, $60 of future policy benefits and $47 of other liabilities. As a result, the Company recognized an after-tax loss relating to this transaction of $16.

  In 1998, due to the recapture of an in force block of business previously ceded to MBL
   Life Assurance Co. of New Jersey, reinsurance recoverables of $4,753 were exchanged for the fair value of assets comprised of $4,310 in policy loans and $443 in other net assets.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These Consolidated Financial Statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company (HLAI) and Hartford International Life Reassurance Corporation (HLRe), formerly American Skandia Life Reinsurance Corporation. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company (HLA), a wholly-owned subsidiary of Hartford Life, Inc. (Hartford Life). Hartford Life is a direct subsidiary of Hartford Accident and Indemnity Company (HA&I), an indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford). In November 1998, Hartford Life Insurance Company transferred in the form of a dividend, Hartford Financial Services, LLC and its subsidiaries to HLA.

Pursuant to an initial public offering (the "IPO") on May 22, 1997, Hartford Life sold 26 million shares of Class A Common Stock at $28.25 per share and received proceeds, net of offering expenses, of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's outstanding promissory notes and line of credit with the remaining $160 contributed by Hartford Life to its insurance subsidiaries to support growth in its core businesses. Hartford Life became a publicly traded company upon the sale of 26 million shares representing approximately 18.6% of the equity ownership in Hartford Life.

Along with its parent, HLA, the Company is a leading financial services and insurance company which provides (a) investment products such as individual variable annuities and fixed market value adjusted annuities, mutual funds and retirement plan services for savings and retirement needs; (b) life insurance for income protection and estate planning; (c) employee benefits products such as group life and disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, and (d) corporate owned life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BASIS OF PRESENTATION

These Consolidated Financial Statements are prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the statutory accounting practices prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries have been eliminated.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs and the liability for future policy benefits and other policyholder funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

(B) ADOPTION OF NEW ACCOUNTING STANDARDS

Effective January 1, 1999, Hartford Life Insurance Company adopted Statement of Position (SOP) No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". This SOP provides guidance on accounting for the costs of internal use software and in determining whether the software is for internal use. The SOP defines internal use software as software that is acquired, internally developed, or modified solely to meet internal needs and identifies stages of software development and accounting for the related costs incurred during the stages. Adoption of this SOP did not have a material impact on the Company's financial condition or results of operations.

Effective January 1, 1999, Hartford Life Insurance Company adopted SOP
No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". This SOP addresses accounting by insurance and other enterprises for assessments related to insurance activities, including recognition, measurement and disclosure of guaranty fund or other assessments. Adoption of this SOP did not have a material impact on the Company's financial condition or results of operations.

The Company's cash flows were not impacted by these changes in accounting principles.

(C) FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In June 1999, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133". This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to defer its effective date for one year, to fiscal years beginning after June 15, 2000. Initial application for Hartford Life Insurance Company will begin January 1, 2001. SFAS No. 133 establishes accounting and reporting guidance for derivative instruments, including certain derivative instruments embedded in other contracts. The standard requires, among other things, that all derivatives be carried on the balance sheet at fair value. The standard also specifies hedge accounting criteria under which a derivative can qualify for special accounting. In order to receive special accounting, the derivative instrument must qualify as either a hedge of the fair value or the variability of the cash flow of a qualified asset or liability. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. The Company has reviewed its derivative holdings and is in the process of quantifying the impact of SFAS No. 133. The Company is also assessing what actions, if any, need to be taken to minimize potential volatility, while at the same time maintaining the economic protection needed to support the goals of its business.

In October 1998, the American Institute of Certified Public Accountants (AICPA) issued SOP No. 98-7, "Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk". This SOP provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. This SOP is effective for financial statements for fiscal years beginning after June 15, 1999 and is not expected to have a material impact on the Company's financial condition or results of operations.

(D) REVENUE RECOGNITION

Revenues for investment products and universal life-type policies consist of policy charges for policy administration, cost of insurance and surrender charges assessed to policy account balances and are recognized in the period in which services are provided. Premiums for traditional life insurance and disability policies are recognized as revenues ratably over the policy period.

(E) DIVIDENDS TO POLICYHOLDERS

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings on that participating block of business of the life insurance subsidiaries of the Company. The participating insurance in force accounted for 34%, 35% and 33% in 1999, 1998 and 1997, respectively, of total insurance in force.

(F) INVESTMENTS

Hartford Life Insurance Company's investments in both fixed maturities, which include bonds, redeemable preferred stock and commercial paper, and equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Accordingly, these securities are carried at fair value with the after-tax difference from cost reflected in stockholder's equity as a component of accumulated other comprehensive income. Policy loans are carried at outstanding balance which approximates fair value. Other invested assets consist primarily of partnership investments, which are accounted for by the equity method, and mortgage loans, whereby the carrying value approximates fair value. Realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are excluded from revenues and deferred over the expected maturity of the securities, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them. Net realized capital gains and losses, excluding those related to immediate participation guaranteed contracts, are reported as a component of revenue and are determined on a specific identification basis.

The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

(G) DERIVATIVE INSTRUMENTS

HEDGE ACCOUNTING -- Hartford Life Insurance Company uses a variety of derivative instruments, including swaps, caps, floors, forwards and exchange traded financial futures and options as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on planned investment purchases or existing assets and liabilities. Hartford Life Insurance Company does not hold or issue derivative instruments for trading purposes. Hartford Life Insurance Company's accounting for derivative instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts", SFAS No. 52, "Foreign Currency Translation", AICPA SOP No. 86-2, "Accounting for Options" and various Emerging Issues Task Force pronouncements. Written options are used, in all cases in conjunction with other assets and derivatives, as part of the Company's asset and liability management strategy. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivative instruments used to hedge fixed maturities or equity securities are carried at fair value with the after-tax difference from cost reflected in stockholder's equity. Derivative instruments used to hedge other invested assets or liabilities are carried at cost. For a discussion of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", issued in June 1998, see (c) Future Adoption of New Accounting Standards.

Derivative instruments must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. Hartford Life Insurance Company's correlation threshold for hedge designation is 80% to 120%. If correlation, which is assessed monthly or quarterly and measured based on a rolling three month average, falls outside the 80% to 120% range, hedge accounting will be terminated. Derivative instruments used to create a synthetic asset must meet synthetic accounting criteria, including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Consistent with industry practice, synthetic instruments are accounted for like the financial instrument they are intended to replicate. Derivative instruments which fail to meet risk management criteria, subsequent to acquisition, are marked to market with the impact reflected in the Consolidated Statements of Income.

FUTURES -- Gains or losses on financial futures contracts entered into in anticipation of the investment of future receipt of product cash flows are deferred and, at the time of the ultimate investment purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging, which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into net investment income over the remaining asset life.

FORWARD COMMITMENTS -- Open forward commitment contracts are marked to market through stockholder's equity. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of forward commitment contracts are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

OPTIONS -- The cost of options entered into as part of a risk management strategy are basis adjusted to the underlying asset or liability and amortized over the remaining life of the option. Gains or losses on expiration or termination are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life.

INTEREST RATE SWAPS -- Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to investment income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in earnings. Interest rate swaps purchased in anticipation of an asset purchase (anticipatory transaction) are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized capital gain or loss.

INTEREST RATE CAPS AND FLOORS -- Premiums paid on purchased cap or floor agreements and the premium received on issued cap or floor agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

FORWARD EXCHANGE AND CURRENCY SWAPS CONTRACTS -- Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52. Changes in the spot rate of instruments designated as hedges of the net investment in a foreign subsidiary are reflected in the cumulative translation adjustment component of stockholder's equity.

Cash flows from futures, options and swaps, accounted for as hedges, are included with the cash flows of the item being hedged.

(H) SEPARATE ACCOUNTS

Hartford Life Insurance Company maintains separate account assets and liabilities which are reported at fair value. Separate account assets are segregated from other investments. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risk and rewards, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.

(I) DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs, which include commissions and certain other expenses associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, usually 20 years. Generally, acquisition costs are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of expected gross profits from surrender charges, investment charges, mortality and expense margins. Actual gross profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates, when appropriate, and evaluates the recoverability of the deferred acquisition cost asset. When appropriate, management revises its assumptions on the estimated gross profits of these contracts and the cumulative amortization for the books of business are re-estimated and adjusted by a cumulative charge or credit to income.

Acquisition costs and their related deferral are included in the Company's other expenses as follows:

                                                                     1999         1998        1997
                                                                     ------------------------------
Commissions                                                          $ 887       $1,069       $ 976
Deferred acquisition costs                                            (898)        (891)       (862)
Other                                                                  642          588         472
                                                                     ------------------------------
                                        TOTAL OTHER EXPENSES         $ 631       $  766       $ 586
                                                                     ------------------------------

(J) FUTURE POLICY BENEFITS

Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued.

(K) OTHER POLICYHOLDER FUNDS

Other policyholder funds include reserves for investment contracts without life contingencies, corporate owned life insurance and universal life insurance contracts. These reserves are based on account values, which represent the balance that accrues to the benefit of policyholders.

3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

(A) COMPONENTS OF NET INVESTMENT INCOME

                                                                         For the years ended
                                                                             December 31,
                                                                   --------------------------------
                                                                    1999         1998         1997
                                                                   --------------------------------
Interest income from fixed maturities                              $  934       $  952       $  932
Interest income from policy loans                                     391          789          425
Income from other investments                                          48           32           26
                                                                   --------------------------------
Gross investment income                                             1,373        1,773        1,383
Less: Investment expenses                                              14           14           15
                                                                   --------------------------------
                                       NET INVESTMENT INCOME       $1,359       $1,759       $1,368
                                                                   --------------------------------

(B) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                                      For the years ended
                                                                          December 31,
                                                                   --------------------------
                                                                   1999       1998       1997
                                                                   --------------------------
Fixed maturities                                                   $(7)       $(28)      $(7)
Equity securities                                                    2         21         12
Real estate and other                                                1          5         (1)
                                                                   --------------------------
                         NET REALIZED CAPITAL GAINS (LOSSES)       $(4)       $(2)       $ 4
                                                                   --------------------------

(C) NET UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES

                                                                      For the years ended
                                                                          December 31,
                                                                   --------------------------
                                                                   1999       1998       1997
                                                                   --------------------------
Gross unrealized capital gains                                     $ 9        $ 2        $14
Gross unrealized capital losses                                     (2)        (1)        --
                                                                   --------------------------
Net unrealized capital gains                                         7          1         14
Deferred income tax expense                                          2         --          5
                                                                   --------------------------
Net unrealized capital gains, net of tax                             5          1          9
Balance -- beginning of year                                         1          9          8
                                                                   --------------------------
   NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY
                                                  SECURITIES       $ 4        $(8)       $ 1
                                                                   --------------------------

(D) NET UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES

                                                                       For the years ended
                                                                           December 31,
                                                                   ----------------------------
                                                                   1999        1998        1997
                                                                   ----------------------------
Gross unrealized capital gains                                     $  48       $ 421       $371
Gross unrealized capital losses                                     (472)       (108)       (80)
Unrealized capital (gains) losses credited to policyholders           24         (32)       (30)
                                                                   ----------------------------
Net unrealized capital gains (losses)                               (400)        281        261
Deferred income tax expense (benefit)                               (140)         98         91
                                                                   ----------------------------
Net unrealized capital gains (losses), net of tax                   (260)        183        170
Balance -- beginning of year                                         183         170         22
                                                                   ----------------------------
    NET CHANGE IN UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED
                                                  MATURITIES       $(443)      $  13       $148
                                                                   ----------------------------

(E) FIXED MATURITY INVESTMENTS

                                                                              As of December 31, 1999
                                                                   ---------------------------------------------
                                                                                Gross       Gross
                                                                   Amortized  Unrealized  Unrealized
                                                                     Cost       Gains       Losses    Fair Value
                                                                   ---------------------------------------------
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored)                                         $   180      $ 5        $  (3)     $   182
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored) -- asset backed                           1,094        5          (35)       1,064
States, municipalities and political subdivisions                       155        2           (1)         156
Foreign governments                                                     289        6          (14)         281
Public utilities                                                        865        7          (39)         833
All other corporate, including international                          5,646       18         (244)       5,420
All other corporate -- asset backed                                   4,103        5         (123)       3,985
Short-term investments                                                1,156       --           --        1,156
Certificates of deposit                                                 434       --          (12)         422
Redeemable preferred stock                                                1       --           (1)          --
                                                                   ---------------------------------------------
                                           TOTAL FIXED MATURITIES   $13,923      $48        $(472)     $13,499
                                                                   ---------------------------------------------

                                                                              As of December 31, 1998
                                                                   ---------------------------------------------
                                                                                Gross       Gross
                                                                   Amortized  Unrealized  Unrealized
                                                                     Cost       Gains       Losses    Fair Value
                                                                   ---------------------------------------------
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored)                                         $   121      $  2       $  --      $   123
U.S. Government and Government agencies and authorities
 (guaranteed and sponsored) -- asset backed                           1,001        23          (8)       1,016
States, municipalities and political subdivisions                       165         8          --          173
Foreign governments                                                     393        26          (7)         412
Public utilities                                                        844        33          (3)         874
All other corporate, including international                          5,469       260         (42)       5,687
All other corporate -- asset backed                                   4,155        58         (42)       4,171
Short-term investments                                                1,847        --          --        1,847
Certificates of deposit                                                 510        11          (6)         515
                                                                   ---------------------------------------------
                                           TOTAL FIXED MATURITIES   $14,505      $421       $(108)     $14,818
                                                                   ---------------------------------------------

The amortized cost and estimated fair value of fixed maturity investments as of December 31, 1999 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or prepayment provisions. Asset backed securities, including mortgage backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience.

                                                      Amortized
                                                        Cost            Fair Value
                                                      ----------------------------
MATURITY
One year or less                                       $ 2,454           $ 2,440
Over one year through five years                         4,874             4,787
Over five years through ten years                        3,072             2,940
Over ten years                                           3,523             3,332
                                                      ----------------------------
                                               TOTAL   $13,923           $13,499
                                                      ----------------------------

(F) SALES OF FIXED MATURITY AND EQUITY SECURITY INVESTMENTS

Sales of fixed maturities, excluding short-term fixed maturities, for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $3.4 billion, $3.2 billion and $4.2 billion, gross realized capital gains of $153, $103 and $169, gross realized capital losses (including writedowns) of $160, $131 and $176, respectively. Sales of equity security investments for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $7, $35 and $132 and gross realized capital gains of $2, $21 and $12, respectively, and no gross realized capital losses for all periods.

(G) CONCENTRATION OF CREDIT RISK

The Company is not exposed to any significant concentration of credit risk in fixed maturities of a single issuer greater than 10% of stockholder's equity.

(H) DERIVATIVE INSTRUMENTS

Hartford Life Insurance Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards and exchange traded futures and options, in accordance with Company policy and in order to achieve one of three Company approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; or, to control transactions costs. The Company utilizes derivative instruments to manage market risk through four principal risk management strategies: hedging anticipated transactions, hedging liability instruments, hedging invested assets and hedging portfolios of assets and/or liabilities. The Company does not trade in these instruments for the express purpose of earning trading profits.

The Company maintains a derivatives counterparty exposure policy which establishes market based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are quantified weekly and netted, and collateral is pledged to or held by the Company to the extent the current value of derivatives exceed exposure policy thresholds.

The Company's derivative program is monitored by an internal compliance unit and is reviewed by senior management. Notional amounts, which represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk, pertaining to derivative financial instruments (excluding the Company's guaranteed separate account derivative investments), totaled $5.5 billion and $6.2 billion ($3.9 billion and $3.9 billion related to the Company's investments, $1.6 billion and $2.3 billion on the Company's liabilities) as of December 31, 1999 and 1998, respectively.

The tables below provide a summary of derivative instruments held by Hartford Life Insurance Company as of December 31, 1999 and 1998, segregated by major investment and liability category:

                                                          1999 -- Amount Hedged (Notional Amounts)
                                     ----------------------------------------------------------------------------------
                                      Total    Issued    Purchased                 Interest Rate   Foreign      Total
                                     Carrying  Caps &   Caps, Floors                  Swaps &      Currency   Notional
           ASSETS HEDGED              Value    Floors    & Options    Futures (1)    Forwards     Swaps (2)    Amount
                                     ----------------------------------------------------------------------------------
Asset backed securities (excluding
 anticipatory)                       $ 5,049   $   --      $   --        $   --       $  911          $--      $  911
Anticipatory (3)                          --       --          --             5          112           --         117
Other bonds and notes                  7,294      494         611            --        1,676           80       2,861
Short-term investments                 1,156       --          --            --           --           --          --
                                     ----------------------------------------------------------------------------------
             TOTAL FIXED MATURITIES   13,499      494         611             5        2,699           80       3,889
Equity securities, policy loans and
 other investments                     4,585       --          --            --           --           --          --
                                     ----------------------------------------------------------------------------------
                  TOTAL INVESTMENTS  $18,084      494         611             5        2,699           80       3,889
                                     ----------------------------------------------------------------------------------
           OTHER POLICYHOLDER FUNDS  $16,004       --       1,150            --          430           --       1,580
                                     ----------------------------------------------------------------------------------
    TOTAL DERIVATIVE INSTRUMENTS --
                     NOTIONAL VALUE            $  494      $1,761        $    5       $3,129          $80      $5,469
                                     ----------------------------------------------------------------------------------
    TOTAL DERIVATIVE INSTRUMENTS --
                         FAIR VALUE            $  (22)     $    8        $   --       $  (30)         $ 2      $  (42)
                                     ----------------------------------------------------------------------------------

                                                        1998 -- Amount Hedged (Notional Amounts)
                                     -------------------------------------------------------------------------------
                                      Total    Issued    Purchased                Interest Rate   Foreign    Total
                                     Carrying  Caps &     Caps &                     Swaps &     Currency   Notional
           ASSETS HEDGED              Value    Floors     Floors     Futures (1)    Forwards     Swaps (2)   Amount
                                     -------------------------------------------------------------------------------
Asset backed securities (excluding
 anticipatory)                       $ 5,187   $   44     $  243         $ 3         $  885         $--      $1,175
Anticipatory (3)                          --       --         --          --            235          --         235
Other bonds and notes                  7,683      461        597          18          1,300          90       2,466
Short-term investments                 1,948       --         --          --             --          --          --
                                     -------------------------------------------------------------------------------
             TOTAL FIXED MATURITIES   14,818      505        840          21          2,420          90       3,876
Equity securities, policy loans and
 other investments                     6,979       --         --          --             --          --          --
                                     -------------------------------------------------------------------------------
                  TOTAL INVESTMENTS  $21,797      505        840          21          2,420          90       3,876
                                     -------------------------------------------------------------------------------
           OTHER POLICYHOLDER FUNDS  $19,615       --      1,150          --          1,195          --       2,345
                                     -------------------------------------------------------------------------------
    TOTAL DERIVATIVE INSTRUMENTS --
                     NOTIONAL VALUE            $  505     $1,990         $21         $3,615         $90      $6,221
                                     -------------------------------------------------------------------------------
    TOTAL DERIVATIVE INSTRUMENTS --
                         FAIR VALUE            $   (6)    $   19         $--         $   27         $(7)     $   33
                                     -------------------------------------------------------------------------------

    (1) As of December 31, 1999 and 1998, approximately 100% and 5%, respectively, of the notional futures contracts expire within one year.

    (2) As of December 31, 1999 and 1998, approximately 28% and 11%, respectively, of foreign currency swaps expire within one year.

    (3) Deferred gains and losses on anticipatory transactions are included in the carrying value of fixed maturities in the Consolidated Balance Sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. As of December 31, 1999, the Company had $1.4 of net deferred losses on interest rate swaps and futures. The Company expects to basis adjust the entire loss in 2000. During 1999, $0.2 of new future activity was basis adjusted. As of December 31, 1998, the Company had no deferred gains for interest rate swaps.

The following is a reconciliation of notional amounts by derivative type and strategy as of December 31, 1999 and 1998:

                                                                            BY DERIVATIVE TYPE
------------------------------------------------------------------------------------------------------------------------
                                                   December 31, 1998                     Maturities/         December 31, 1999
                                                    Notional Amount    Additions      Terminations (1)        Notional Amount
-------------------------------------------------------------------------------------------------------------------------------
        Caps                                             $1,912          $   --            $  148                  $1,764
        Floors                                              583              --               178                     405
        Swaps/Forwards                                    3,705             991             1,487                   3,209
        Futures                                              21             292               308                       5
        Options                                              --              86                --                      86
-------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL            $6,221          $1,369            $2,121                  $5,469
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   BY STRATEGY
-------------------------------------------------------------------------------------------------------------------------------
        Liability                                        $2,345          $   17            $  782                  $1,580
        Anticipatory                                        235             204               322                     117
        Asset                                             2,398             831               427                   2,802
        Portfolio                                         1,243             317               590                     970
-------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL            $6,221          $1,369            $2,121                  $5,469
-------------------------------------------------------------------------------------------------------------------------------

    (1) During 1999, the Company had no significant gains or losses on terminations of hedge positions using derivative financial instruments.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments" requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts. Hartford Life Insurance Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument.

Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Other invested assets consist primarily of partnership investments, which are accounted for by the equity method, and mortgage loans, whereby the carrying value approximates fair value.

Other policyholder funds fair value information is determined by estimating future cash flows, discounted at the current market rate.

The fair value of derivative financial instruments, including swaps, caps, floors, futures, options and forward commitments, is determined using a pricing model which is similar to external valuation models.

The carrying amount and fair values of Hartford Life Insurance Company's financial instruments as of December 31, 1999 and 1998 were as follows:

                                                               1999               1998
                                                         ------------------------------------
                                                         Carrying   Fair    Carrying   Fair
                                                          Amount    Value    Amount    Value
                                                         ------------------------------------
ASSETS
  Fixed maturities                                       $13,499   $13,499  $14,818   $14,818
  Equity securities                                           56        56       31        31
  Policy loans                                             4,187     4,187    6,684     6,684
  Other investments                                          342       348      264       309
LIABILITIES
  Other policyholder funds (1)                            11,734    11,168   11,709    11,726
                                                         ------------------------------------

    (1) Excludes corporate owned life insurance and universal life insurance contracts.

5. SEPARATE ACCOUNTS

Hartford Life Insurance Company maintained separate account assets and liabilities totaling $110.4 billion and $90.3 billion as of December 31, 1999 and 1998, respectively, which are reported at fair value. Separate account assets, which are segregated from other investments, reflect two categories of risk assumption: non-guaranteed separate accounts totaling $101.7 billion and $80.6 billion as of December 31, 1999 and 1998, respectively, wherein the policyholder assumes substantially all the investment risk, and guaranteed separate accounts totaling $8.7 and $9.7 billion as of December 31, 1999 and 1998, respectively, wherein Hartford Life Insurance Company contractually guarantees either a minimum return or account value to the policyholder. Included in non-guaranteed separate account assets were policy loans totaling $860 and $1.8 billion as of December 31, 1999 and 1998, respectively. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income.

Separate account management fees and other revenues were $1.1 billion, $908 and $699 in 1999, 1998 and 1997, respectively. The guaranteed separate accounts include fixed market value adjusted (MVA) individual annuities and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.5% and 6.6% as of December 31, 1999 and 1998, respectively. The assets that support these liabilities were comprised of $8.7 billion and $9.5 billion in fixed maturities as of December 31, 1999 and 1998, respectively, and $0.2 billion of other invested assets as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, fixed MVA annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $(96) and $40 in carrying value and $2.0 billion and $3.5 billion in notional amounts as of December 31, 1999 and 1998, respectively.

6. STATUTORY RESULTS

                                                                       For the years ended December 31,
                                                                     ------------------------------------
                                                                      1999           1998           1997
                                                                     ------------------------------------
Statutory net income                                                 $  151         $  211         $  214
                                                                     ------------------------------------
Statutory capital and surplus                                        $1,905         $1,676         $1,441
                                                                     ------------------------------------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2000, without prior regulatory approval, is estimated to be $190.

Hartford Life Insurance Company and its domestic insurance subsidiaries prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable state of domicile. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules.

The NAIC adopted the Codification of Statutory Accounting Principles (SAP) in March 1998. The proposed effective date for the statutory accounting guidance is January 1, 2001. It is expected that Hartford Life Insurance Company's domiciliary state will adopt the SAP and the Company will make the necessary changes required for implementation. The Company has not yet determined the impact that the SAP will have on the statutory financial statements of Hartford Life Insurance Company and its insurance subsidiaries.

7. STOCK COMPENSATION PLANS

Hartford Life Insurance Company's employees are included in the 1997 Hartford Life, Inc. Incentive Stock Plan (the "Plan"), which was adopted during the second quarter of 1997. Under the Plan, options granted may be either non-qualified options or incentive stock options qualifying under Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares or restricted stock, or any combination of the foregoing. The aggregate number of shares of Class A Common Stock which may be awarded in any one year shall be subject to an annual limit. The maximum number of shares of Class A Common Stock which may be granted under the Plan in each year shall be 1.5% of the total issued and outstanding shares of Hartford Life Class A and Class B Common Stock and treasury stock as reported in the Annual Report on Hartford Life's Form 10-K of the Company for the preceding year plus unused portions of such limit from prior years.

In addition, no more than 5 million shares of Class A Common Stock shall be cumulatively available for awards of incentive stock options under the Plan, and no more than 20% of the total number of shares on a cumulative basis shall be available for restricted stock and performance shares awards. Performance shares awards of common stock granted under the Plan become payable upon the attainment of specific performance goals achieved over a three year period.

All options granted have an exercise price equal to the market price of the Company's stock on the date of grant and an option's maximum term is ten years. Certain non-performance based options become exercisable upon the attainment of specified market price appreciation of Hartford Life's common shares or at seven years after the date of grant, while the remaining non-performance based options become exercisable over a three year period commencing with the date of grant.

During the second quarter of 1997, Hartford Life established the Hartford Life, Inc. Employee Stock Purchase Plan (ESPP). Under this plan, eligible employees of Hartford Life and the Company may purchase Class A Common Stock of Hartford Life at a 15% discount from the lower of the market price at the beginning or end of the quarterly offering period. Hartford Life may sell up to 2,700,000 shares of stock to eligible employees. Hartford Life sold 120,694, 121,943 and 54,316 shares under the ESPP in 1999, 1998 and 1997, respectively. The weighted average fair value of the discount under the ESPP was $7.48 per share in 1999, $13.74 per share in 1998 and $9.63 per share in 1997.

8. POSTRETIREMENT BENEFIT AND SAVINGS PLANS

(A) PENSION PLANS

Hartford Life Insurance Company's employees are included in The Hartford's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. federal income tax purposes. Generally, pension costs are funded through the purchase of the Company's group pension contracts. The cost to the Company was approximately $6 in both 1999 and 1998, and $5 in 1997.

The Company also provides, through The Hartford, certain health care and life insurance benefits for eligible retired employees. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. The Company's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average Company contributions. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial to the results of operations for 1999, 1998 and 1997.

The assumed rate in the per capita cost of health care (the health care trend rate) was 7.1% for 1999, decreasing ratably to 5.0% in the year 2003. Increasing or decreasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

(B) INVESTMENT AND SAVINGS PLAN

Substantially all employees of the Company are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Class A Common Stock of Hartford Life or certain other investments, are matched, up to 3% of compensation, by the Company. The cost to Hartford Life Insurance Company for the above-mentioned plan was approximately $4 in both 1999 and 1998, and $2 in 1997.

9. REINSURANCE

Hartford Life Insurance Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve Hartford Life Insurance Company of its primary liability. Failure of reinsurers to honor their obligations could result in losses to Hartford Life Insurance Company. Hartford Life Insurance Company reduces this risk by evaluating the financial condition of reinsurers, and monitoring for possible concentrations of credit risk. Hartford Life Insurance Company has no significant reinsurance related concentrations of credit risk.

The Company records a receivable for the portion of reinsured benefits paid and insurance liabilities. Reinsurance recoveries on ceded reinsurance contracts were $397, $300 and $418 for the years ended December 31, 1999, 1998 and 1997, respectively. Hartford Life Insurance Company also assumes insurance from other insurers.

The effect of reinsurance on premiums and other considerations is summarized as follows:

                                                                       For the years ended December 31,
                                                                     ------------------------------------
                                                                      1999           1998           1997
                                                                     ------------------------------------
Direct premiums and other considerations                             $2,660         $2,722         $2,164
Reinsurance assumed                                                      95            150            159
Reinsurance ceded                                                      (710)          (654)          (686)
                                                                     ------------------------------------
                           PREMIUMS AND OTHER CONSIDERATIONS         $2,045         $2,218         $1,637
                                                                     ------------------------------------

Hartford Life Insurance Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $119, $132 and $80 in 1999, 1998 and 1997, respectively, and accident and health premium of $430, $379, and $335, respectively, to HLA.

Pursuant to a reinsurance agreement dating back to 1992, the Company assumed 100% of certain blocks of individual life insurance from HLA. Under this reinsurance agreement Hartford Life Insurance Company assumed $9, $13 and $18 of premium from HLA in 1999, 1998 and 1997, respectively. On December 1, 1999, HLA recaptured this in force block of individual life insurance previously ceded to the Company. This commutation resulted in a reduction in the Company's assets of $666, consisting of $556 of invested assets, $99 of deferred policy acquisition costs and $11 of other assets. Liabilities decreased $650, consisting of $543 of other policyholder funds, $60 of future policy benefits and $47 of other liabilities. As a result, the Company recognized an after-tax loss relating to this transaction of $16.

In 1998, the Hartford Life recaptured an in force block of Corporate Owned Life Insurance (COLI) business previously ceded to MBL Assurance Co. of New Jersey (MBL Life). The transaction was consummated through an assignment of a reinsurance arrangement between Hartford Life and MBL Life to a Hartford Life subsidiary. Hartford Life originally assumed the life insurance block in 1992 from Mutual Benefit Life, which was placed in court-supervised rehabilitation in 1991, and reinsured a portion of those policies back to MBL Life. This recapture was effective January 1, 1998 and resulted in a decrease in ceded premiums and other considerations of $163 in 1998. Additionally, this transaction resulted in a decrease in reinsurance recoverables of $4.8 billion, which was exchanged for the fair value of assets comprised of $4.3 billion in policy loans and $443 in other net assets.

10. INCOME TAX

Hartford Life and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate federal, state and local income tax returns.

As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for federal income tax purposes in the affiliated group of which The Hartford is the common parent. It is the intention of The Hartford and its non-life subsidiaries to file a single consolidated federal income tax return. The life insurance companies will file a separate consolidated federal income tax return for 1997 and 1998 and intend to file a separate consolidated federal income tax return for 1999. The Company's effective tax rate was 35%, 35% and 36% in 1999, 1998 and 1997, respectively.

Income tax expense (benefit) is as follows:

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                     1999         1998         1997
                                                                     ------------------------------
Current                                                              $(50)        $307         $162
Deferred                                                              241         (119)           5
                                                                     ------------------------------
                                          INCOME TAX EXPENSE         $191         $188         $167
                                                                     ------------------------------

A reconciliation of the tax provision at the U.S. federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                                          For the years ended
                                                                              December 31,
                                                                     ------------------------------
                                                                     1999         1998         1997
                                                                     ------------------------------
Tax provision at the U.S. federal statutory rate                     $193         $188         $164
Other                                                                  (2)          --            3
                                                                     ------------------------------
                                                       TOTAL         $191         $188         $167
                                                                     ------------------------------

Deferred tax assets (liabilities) include the following as of December 31:

                                                                      1999    1998
                                                              ---------------------
Tax basis deferred policy acquisition costs                           $ 720   $ 751
Financial statement deferred policy acquisition costs and
 reserves                                                                11     103
Employee benefits                                                        (3)      4
Net unrealized capital losses (gains) on securities                     138     (98)
Investments and other                                                  (407)   (296)
                                                              ---------------------
                                                       TOTAL          $ 459   $ 464
                                                              ---------------------

Hartford Life Insurance Company had a current tax receivable of $56 as of December 31, 1999 and a current tax payable of $65 as of December 31, 1998.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and, based on current tax law, will be taxable in the future only under conditions which management considers to be remote; therefore, no federal income taxes have been provided on the balance in this account, which for tax return purposes was $104 as of December 31, 1999.

11. RELATED PARTY TRANSACTIONS

Transactions of the Company with its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. Indirect expenses allocated to the Company by The Hartford were $47 in both 1999 and 1998 and $39 in 1997.

12. COMMITMENTS AND CONTINGENT LIABILITIES

(A) LITIGATION

Hartford Life Insurance Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.

(B) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $2, $9 and $15 in 1999, 1998 and 1997, respectively, of which $1 in 1999 and $4 in both 1998 and 1997 were estimated to be creditable against premium taxes.

(C) LEASES

The rent paid to Hartford Fire for space occupied by the Company was $9 in 1999 and $7 in both 1998 and 1997. Future minimum rental commitments are as follows:

2000                                                          $     14
2001                                                                14
2002                                                                13
2003                                                                12
2004                                                                12
Thereafter                                                          62
                                                              --------
                                                       TOTAL  $    127
                                                              --------

The principal executive offices of Hartford Life Insurance Company, together with its parent, are located in Simsbury, Connecticut. Rental expense is recognized on a level basis over the term of the primary sublease for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $9 in each of the years ended December 31, 1999, 1998 and 1997.

(D) TAX MATTERS

Hartford Life's federal income tax returns are routinely audited by the Internal Revenue Service. Hartford Life's 1996-1997 federal income tax returns are currently under audit by the Internal Revenue Service. Management believes that sufficient provision has been made in the financial statements for issues that may result from tax examinations and other tax related matters for all open tax years.

13. SEGMENT INFORMATION

Hartford Life Insurance Company is organized into three reportable operating segments which include Investment Products, Individual Life and Corporate Owned Life Insurance (COLI). Investment Products offers individual fixed and variable annuities, mutual funds, retirement plan services other investment products. Individual Life sells a variety of life insurance products, including variable life, universal life, interest sensitive whole life and term life insurance. COLI primarily offers variable products used by employers to fund non-qualified benefits or other post-employment benefit obligations as well as leveraged COLI. The Company includes in "Other" corporate items not directly allocable to any of its reportable operating segments, as well as certain employee benefit products including group life and disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 2. Hartford Life Insurance Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues are not significant and primarily occur between corporate and the operating segments. These amounts include interest income on allocated surplus and the amortization of net realized capital gains and losses through net investment income utilizing the duration of the segment's investment portfolios. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States. The following tables outlines summarized financial information concerning the Company's segments.

                                                         Investment  Individual
1999                                                      Products      Life       COLI    Other    Total
                                                         --------------------------------------------------
Total revenues                                            $  1,884     $  574    $   830   $  112  $  3,400
Net investment income                                          699        169        431       60     1,359
Amortization of deferred policy acquisition costs              411        128         --       --       539
Income tax expense (benefit)                                   159         37         15      (20)      191
Net income (loss)                                              300         68         28      (35)      361
Assets                                                     106,352      5,962     20,198    2,453   134,965

                                                         Investment  Individual
1998                                                      Products      Life       COLI    Other    Total
                                                         --------------------------------------------------
Total revenues                                             $ 1,779     $  543    $ 1,567   $   86  $  3,975
Net investment income                                          736        181        793       49     1,759
Amortization of deferred policy acquisition costs              326        105         --       --       431
Income tax expense (benefit)                                   145         35         12       (4)      188
Net income (loss)                                              270         64         24       (8)      350
Assets                                                      87,207      5,228     22,631    3,197   118,263

                                                         Investment  Individual
1997                                                      Products      Life       COLI    Other    Total
                                                         -------------------------------------------------
Total revenues                                             $ 1,510     $  487    $   980   $   32  $ 3,009
Net investment income                                          739        164        429       36    1,368
Amortization of deferred policy acquisition costs              250         83         --        2      335
Income tax expense                                             111         30         15       11      167
Net income                                                     206         55         27       14      302
Assets                                                      72,288      4,914     17,800    2,743   97,745

14. QUARTERLY RESULTS FOR 1999 AND 1998 (UNAUDITED)

                                                                   Three Months Ended
                                         March 31,           June 30,          September 30,       December 31,
                                     ------------------------------------------------------------------------------
                                       1999      1998      1999      1998      1999      1998      1999       1998
                                     ------------------------------------------------------------------------------
Revenues                               $838      $915      $853      $721      $846      $826      $863     $1,513
Benefits, claims and expenses           703       787       722       591       695       688       728      1,371
Net income                               88        83        85        85       100        89        88         93

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                      OTHER THAN INVESTMENTS IN AFFILIATES
                            AS OF DECEMBER 31, 1999
                                 (IN MILLIONS)

                                                                                         Amount at
                                                                             Fair       which shown
                                          Type of Investment       Cost      Value    on Balance Sheet
                                                                  ------------------------------------
FIXED MATURITIES
Bonds and Notes
  U.S. Government and Government agencies and authorities
   (guaranteed and sponsored)                                     $   180   $   182       $   182
  U.S. Government and Government agencies and authorities
   (guaranteed and sponsored) -- asset backed                       1,094     1,064         1,064
  States, municipalities and political subdivisions                   155       156           156
  Foreign governments                                                 289       281           281
  Public utilities                                                    865       833           833
  All other corporate, including international                      5,646     5,420         5,420
  All other corporate -- asset backed                               4,103     3,985         3,985
  Short-term investments                                            1,156     1,156         1,156
  Certificates of deposit                                             434       422           422
  Redeemable preferred stock                                            1        --            --
                                                                  ------------------------------------
                                      TOTAL FIXED MATURITIES       13,923    13,499        13,499
                                                                  ------------------------------------

EQUITY SECURITIES
 Common Stocks
  Industrial and miscellaneous                                         49        56            56
                                                                  ------------------------------------
                                     TOTAL EQUITY SECURITIES           49        56            56
                                                                  ------------------------------------
                TOTAL FIXED MATURITIES AND EQUITY SECURITIES       13,972    13,555        13,555
                                                                  ------------------------------------
Policy Loans                                                        4,187     4,187         4,187
                                                                  ------------------------------------
OTHER INVESTMENTS
  Mortgage loans on real estate                                       198       198           198
  Other invested assets                                               127       150           144
                                                                  ------------------------------------
                                     TOTAL OTHER INVESTMENTS          325       348           342
                                                                  ------------------------------------
                                           TOTAL INVESTMENTS      $18,484   $18,090       $18,084
                                                                  ------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                                                         Net      Benefits,
                                  Deferred                                                             Realized   Claims and
                                   Policy       Future       Other          Premiums         Net       Capital      Claim
                                 Acquisition    Policy    Policyholder     and Other      Investment    Gains     Adjustment
Segment                             Costs      Benefits      Funds       Considerations     Income     (Losses)    Expenses
                                 -------------------------------------------------------------------------------------------

1999
Investment Products                $3,099       $2,744      $ 8,859          $1,185         $  699       $--        $  660
Individual Life                       914          270        1,880             405            169        --           254
Corporate Owned Life Insurance         --          321        5,244             399            431        --           621
Other                                  --          997           21              56             60        (4)           39
                                 -------------------------------------------------------------------------------------------
 CONSOLIDATED OPERATIONS           $4,013       $4,332      $16,004          $2,045         $1,359       $(4)       $1,574
                                 -------------------------------------------------------------------------------------------
1998
                                 -------------------------------------------------------------------------------------------
Investment Products                $2,823       $2,407      $ 9,194          $1,043         $  736       $--        $  670
Individual Life                       931          466        2,307             363            181        (1)          262
Corporate Owned Life Insurance         --          225        8,097             774            793        --           924
Other                                  --          497           17              38             49        (1)           55
                                 -------------------------------------------------------------------------------------------
 CONSOLIDATED OPERATIONS           $3,754       $3,595      $19,615          $2,218         $1,759       $(2)       $1,911
                                 -------------------------------------------------------------------------------------------
1997
                                 -------------------------------------------------------------------------------------------
Investment Products                $2,478       $2,070      $ 9,620          $  771         $  739       $--        $  677
Individual Life                       837          392        2,182             323            164        --           242
Corporate Owned Life Insurance         --           56        9,259             551            429        --           439
Other                                  --          541          (27)             (8)            36         4            21
                                 -------------------------------------------------------------------------------------------
 CONSOLIDATED OPERATIONS           $3,315       $3,059      $21,034          $1,637         $1,368       $ 4        $1,379
                                 -------------------------------------------------------------------------------------------

                                 Amortization
                                 of Deferred
                                    Policy
                                 Acquisition    Dividends to     Other
Segment                             Costs       Policyholders   Expenses
                                 ---------------------------------------
1999
Investment Products                  $411           $ --          $354
Individual Life                       128             --            87
Corporate Owned Life Insurance         --            104            62
Other                                  --             --           128
                                 ---------------------------------------
 CONSOLIDATED OPERATIONS             $539           $104          $631
                                 ---------------------------------------
1998
                                 ---------------------------------------
Investment Products                  $326           $ --          $368
Individual Life                       105             --            77
Corporate Owned Life Insurance         --            329           278
Other                                  --             --            43
                                 ---------------------------------------
 CONSOLIDATED OPERATIONS             $431           $329          $766
                                 ---------------------------------------
1997
                                 ---------------------------------------
Investment Products                  $250           $ --          $266
Individual Life                        83             --            77
Corporate Owned Life Insurance         --            240           259
Other                                   2             --           (16)
                                 ---------------------------------------
 CONSOLIDATED OPERATIONS             $335           $240          $586
                                 ---------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV -- REINSURANCE
                                 (IN MILLIONS)

                                                                                                     Percentage
                                          Gross        Ceded to        Assumed From       Net        of Amount
                                          Amount    Other Companies   Other Companies    Amount    Assumed to Net
                                         ------------------------------------------------------------------------
FOR THE YEAR ENDED
 DECEMBER 31, 1999
Life insurance in force                  $307,970      $131,162           $11,785       $188,593         6.2%
PREMIUMS AND OTHER CONSIDERATIONS
Life insurance and annuities             $  2,212      $    275           $    84       $  2,021         4.2%
Accident and health insurance                 448           435                11             24        45.8%
                                         ------------------------------------------------------------------------
TOTAL PREMIUMS AND OTHER CONSIDERATIONS  $  2,660      $    710           $    95       $  2,045         4.6%
                                         ------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1998
                                         ------------------------------------------------------------------------
Life insurance in force                  $326,400      $200,782           $18,289        143,907        12.7%
                                         ------------------------------------------------------------------------
PREMIUMS AND OTHER CONSIDERATIONS
Life insurance and annuities             $  2,329      $    271               142       $  2,200         6.5%
Accident and health insurance                 393           383                 8             18        44.4%
                                         ------------------------------------------------------------------------
TOTAL PREMIUMS AND OTHER CONSIDERATIONS  $  2,722      $    654               150       $  2,218         6.8%
                                         ------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1997
                                         ------------------------------------------------------------------------
Life insurance in force                  $245,487      $178,771           $33,156       $ 99,872        33.2%
                                         ------------------------------------------------------------------------
PREMIUMS AND OTHER CONSIDERATIONS
Life insurance and annuities             $  1,818      $    340           $   157       $  1,635         9.6%
Accident and health insurance                 346           346                 2              2       100.0%
                                         ------------------------------------------------------------------------
TOTAL PREMIUMS AND OTHER CONSIDERATIONS  $  2,164      $    686           $   159       $  1,637         9.7%
                                         ------------------------------------------------------------------------